EXHIBIT 10.46

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

AMENDED AND RESTATED
COLLABORATION AND LICENSE AGREEMENT FOR OUTSIDE THE UNITED STATES

by and between

POZEN INC.

and

ASTRAZENECA AB

 November 18, 2013

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

TABLE OF CONTENTS

1	DEFINITIONS		1

2	COLLABORATION GOVERNANCE		11
	2.1	Establishment	11
	2.2	Membership and Procedures	12
	2.3	Decision-Making	13
	2.4	Operating Principles	14

3	[Intentionally Omitted]		14

4	REGULATORY MATTERS		14
	4.1	Responsibilities	14
	4.2	Access to Filings	15
	4.3	Interactions with Regulatory Authorities	15
	4.4	Exchange of Know-How; Information Sharing	15
	4.5	Regulatory Audits	16
	4.6	Adverse Event Reporting	16
	4.7	Records and Reports	17

5	DEVELOPMENT AND COMMERCIALIZATION		17
	5.1	Development and Commercialization	17
	5.2	Regulatory Obligations	17
	5.3	Performance; Diligence	17
	5.4	Commercialization Plan	17
	5.5	Threatened Removal	18
	5.6	Compliance	18
	5.7	Branding; Trademarks; Domain Names; Trade Dress; Logos	18
	5.8	Commercial Supply	19

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

6	[Intentionally Omitted]		19

7	LICENSES		19
	7.1	Licensed Technology	19
	7.2	Trademarks	19
	7.3	Sublicenses	19
	7.4	Reservation of Rights; No Implied Licenses	20
	7.5	Restrictive Covenant	20

8	FINANCIAL TERMS		21
	8.1	Development Milestone Payments	21
	8.2	Royalties	21
	8.3	Payments and Sales Reporting	23
	8.4	Records; Audit	24
	8.5	Taxes	24

9	INTELLECTUAL PROPERTY		25
	9.1	Prosecution and Maintenance of Licensed Patents	25
	9.2	Prosecution and Maintenance of Joint Patents	25
	9.3	Ownership of Inventions	26
	9.4	Disclosure	26
	9.5	Cooperation	26
	9.6	Enforcement of Licensed Patents	27
	9.7	Defense of Infringement Claims	28
	9.8	Patent Term Extension and Supplementary Protection Certificate	28
	9.9	Consequence of Patent Challenge	28
	9.10	Patent Marking	28
-ii-

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

10	REPRESENTATIONS, WARRANTIES; COVENANTS		29
	10.1	Reciprocal Representations and Warranties	29
	10.2	DISCLAIMER OF WARRANTY	29
	10.3	POZEN Non-Compete	29
	10.4	***.	29
	10.5	Other Covenants	29

11	CONFIDENTIALITY		30
	11.1	Definition	30
	11.2	Exclusions	30
	11.3	Disclosure and Use Restriction	30
	11.4	Authorized Disclosure	31
	11.5	Use of Name	32
	11.6	Press Releases	32
	11.7	Terms of Agreement to be Maintained in Confidence	32

12	TERM AND TERMINATION		33
	12.1	Amended and Restated Effective Date	33
	12.2	Term	33
	12.3	Termination for Material Breach	33
	12.4	Termination for Cause	33
	12.5	Termination at Will	34
	12.6	Consequences of Expiration and Termination	34
	12.7	Termination for Insolvency	39
	12.8	Effect of Bankruptcy	39
	12.9	Formulation Technology	39
	12.10	Survival	40
-iii-

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

13	INDEMNIFICATION AND INSURANCE		40
	13.1	Indemnification by POZEN	40
	13.2	Indemnification by AstraZeneca	40
	13.3	Indemnification Procedure	41
	13.4	Expenses	42
	13.5	Insurance.	42

14	LIMITATION OF LIABILITY		43

15	MISCELLANEOUS		43
	15.1	Assignment.	43
	15.2	Termination of Certain Rights Upon POZEN Change of Corporate Control	43
	15.3	Severability	44
	15.4	Governing Law; Dispute Resolution	44
	15.5	Notices	45
	15.6	Entire Agreement; Modifications	46
	15.7	Relationship of the Parties	46
	15.8	Waiver	46
	15.9	Counterparts	46
	15.10	No Benefit to Third Parties	46
	15.11	Further Assurance	47
	15.12	No Drafting Party	47
	15.13	Construction	47
	15.14	Amendment and Restatement	48
-iv-

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULES

Schedule 1.46 – Licensed Patents

Schedule 4.1.2 – IMS MAT Data

Schedule 8.2.1 – Segregated Royalty Example

Schedule 8.2.3 – Market Reduction Example

-v-

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

AMENDED AND RESTATED COLLABORATION AND LICENSE AGREEMENT FOR OUTSIDE THE UNITED STATES

THIS AMENDED AND RESTATED COLLABORATION AND LICENSE AGREEMENT FOR OUTSIDE THE UNITED STATES (the “Agreement”) is made and entered into as of November 18, 2013 (the “Amended and Restated Execution Date”), by and between POZEN INC., a Delaware corporation having offices at 1414 Raleigh Road, Suite 400, Chapel Hill, North Carolina (“POZEN”), and ASTRAZENECA AB, a Swedish corporation having an office at SE-431 83, Mölndal, Sweden (“Licensee”).  POZEN and Licensee each may be referred to herein individually as a “Party,” or collectively as the “Parties.”

RECITALS

A.            WHEREAS, POZEN and Licensee are parties to that certain Collaboration and License Agreement, dated as of August 1, 2006 and as amended as of September 6, 2007, October 1, 2008 and September 16, 2013 (as amended, the “Original Agreement”);

B.            WHEREAS, Licensee is in discussions with Horizon Pharma USA, Inc. (“Horizon”) to divest Licensee’s (and its Affiliates’) rights to Products (as defined below) in the United States (such transaction, the “Divestiture”); and

C.            WHEREAS, to facilitate the proposed Divestiture, Licensee and POZEN desire to amend and restate the terms of the Original Agreement in two separate agreements: (a) this Agreement, which contains the terms and conditions pursuant to which Licensee will have a license to POZEN’s intellectual property to manufacture, develop and commercialize the Products throughout the world outside of the United States and Japan and (b) another agreement that contains the terms and conditions pursuant to which Licensee (or its assignee) will have a license to POZEN’s intellectual property to manufacture, develop and commercialize the Products (as defined below) in the United States (the “U.S. Agreement”).

In consideration of the foregoing premises, the mutual promises and covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, POZEN and Licensee hereby agree as follows:

AGREEMENT
1.                   DEFINITIONS

When used in this Agreement, capitalized terms will have the meanings as defined below and throughout the Agreement.  All financial and accounting terms not otherwise defined in this Agreement, whether capitalized or not, shall have the meanings assigned to them in accordance with generally accepted accounting principles based on International Accounting Standards/International Financial Reporting Standards as in effect from time to time (“IFRS”).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.1        “Adverse Event” means any adverse medical occurrence in a patient or clinical investigation subject that is administered a pharmaceutical product, as designated under 21 CFR § 312.32 and any other Applicable Law in the Territory.

1.2           “Affiliate” means a legal entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with an entity.  For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a legal entity, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) the ownership, directly or indirectly, of more than 50% of the voting securities or other ownership interest of a legal entity; provided, that if local law restricts foreign ownership, control will be established by direct or indirect ownership of the maximum ownership percentage that may, under such local law, be owned by foreign interests.

1.3           “Amended and Restated Effective Date” has the meaning set forth in Section 12.1.

1.4           “Amended and Restated Execution Date” has the meaning set forth in the preamble.

1.5           “Applicable Law” means the laws, rules, and regulations, including any statutes, rules, regulations, guidelines, or other requirements that may be in effect from time to time and apply to the activities contemplated by this Agreement in the Territory.

1.6           “Blocking Patent” means a Patent owned or controlled by a Third Party, one or more Valid Claims of which, in the absence of a license thereunder, would be infringed by the making, use, sale, offering for sale, or importation of a POZEN Product in the Territory.

1.7           “Business Combination” means any merger, consolidation, sale of stock, sale or transfer of all or substantially all of the assets, or other similar transaction to which POZEN is a party, other than (i) any merger, consolidation, or similar transaction following which the individuals and entities who were the beneficial owners of the outstanding voting securities of POZEN immediately prior to such transaction still beneficially own, directly or indirectly, more than fifty percent (50%) of the voting power of the surviving entity immediately after such transaction; or (ii) any merger, consolidate, sale of stock, sale or transfer of all or substantially all of the assets, or other similar transaction permitted under Section 15.1 (Assignment).

1.8           “Business Day” means any day other than (i) Saturday or Sunday or (ii) any other day on which banks in New York, New York, United States, the United Kingdom or Sweden are permitted or required to be closed.

1.9           “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.10       “cGCP” means current good clinical practices as defined in U.S. Regulations 21 CFR §§ 50, 54, 56, 312 and 314, (or in the case of foreign jurisdictions, comparable regulatory standards), the International Conference of Harmonization (ICH) E6 “Good Clinical Practice: Consolidated Guidance,” and in any successor regulation or any official guidance documents issued by an applicable Regulatory Authority.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.11       “cGLP” means current good laboratory practice standards as defined by the FDA pursuant to 21 CFR Part 58 (or in the case of foreign jurisdictions, comparable regulatory standards), and in any successor regulation or any official guidance documents issued by a Regulatory Authority.

1.12        “cGMP” means current good manufacturing practices as contained in 21 CFR Parts 210 and 211 as amended from time to time and any equivalents contained in regulations in countries outside the U.S.

1.13       “Change of Corporate Control” means the occurrence of either of the following:

(a)     a Business Combination involving POZEN; or

(b)      the acquisition (whether in a single transaction or series of related transactions) after the Effective Date by a Third Party or Group of beneficial ownership of *** *** (***%) *** of POZEN’s voting securities.

1.14       “Combination Product” means a Product that includes one or more pharmaceutically active ingredients (in addition to a single Gastroprotective Agent and a single NSAID) and is sold in final form either in a single fixed combination oral solid dosage or as separate doses in a single package and priced as one item.

1.15        “Commercial Launch” means the nationwide commercial sale, promotion and distribution of POZEN Product in a particular country of the Territory following receipt of Marketing Approval in such country.

1.16        “Commercialization” means all activities relating to the manufacture, marketing, promotion, advertising, selling and distribution of Product in any country of the Territory, including pre-Commercial Launch market development activities conducted in anticipation of Marketing Approval of Product, including, without limitation, seeking pricing and reimbursement approvals for Product, preparing advertising and promotional materials, sales force training, and all interactions and activities (e.g., dossier preparations and filings) associated with Regulatory Authorities regarding the commercialization of Product and the maintenance of Marketing Approvals.  The term “Commercialize” has a correlative meaning.

1.17        “Commercialization Plan” has the meaning set forth in Section 5.4.1.

1.18        “Commercialized POZEN Product” has the meaning set forth in Section 12.6.4(a)(ii).

1.19        “Competing Product” means, with respect to a particular Product being Commercialized by Licensee or any of its Affiliates or Sublicensees in any country of the Territory, a product being marketed by or on behalf of a Third Party (other than a Sublicensee) in the same country containing at least *** that are *** those in the *** and are ***.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.20       “Controlled” means, with respect to any Know-How, Patent, or other intellectual property right, the possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign, or grant a license, sublicense or other right to or under, such Know-How, Patent or right as provided for herein without violating the terms of any agreement or other arrangements with any Third Party.

1.21        “Develop” or “Development” means all activities relating to pre-clinical and clinical development of a Product and all development activities relating to the preparation and filing of NDAs and obtaining of Marketing Approvals, price and reimbursement approvals in the Territory, including, without limitation, preparing and conducting pre-clinical testing, toxicology testing, human clinical studies, regulatory affairs.

1.22        “Diligent Efforts” means, with respect to the Development, Manufacture or Commercialization by Licensee of a product, at any given time as the case may be, efforts and resources reasonably used by Licensee or its Affiliates (giving due consideration to relevant industry standards) for Licensee’s own products (including internally developed, acquired and in-licensed products) with similar commercial potential at a similar stage in their lifecycle (assuming continuing development of such product), taking into consideration their safety, tolerability and efficacy, the profitability (taking into account any payments payable under this Agreement or the Three-Party Agreement), the extent of market exclusivity, patent protection, cost to develop the product, promotable claims, and health economic claims.

1.23        “Divestiture” has the meaning set forth in the recitals.

1.24        “Effective Date” means the date on which the Original Agreement became effective pursuant to the terms thereof.

1.25        “EMEA” means the European Medicines Agency, or any successor agency thereto.

1.26        “Esomeprazole” means that certain pharmaceutical compound with the name (5-methoxy-2-{(S)-[(4-methoxy-3,5-dimethylpyridin-2-yl)methyl]sulfinyl}-1H-benzimidazole), including any ***.

1.27        “Execution Date” means August 1, 2006.

1.28        “FDA” means the United States Food and Drug Administration, or any successor agency thereto.

1.29        “Field of Use” means the treatment of human diseases and conditions by means of a pharmaceutical product.

1.30        “First Commercial Sale” means, with respect to a Product and on a country-by-country basis in the Territory, the date on which Licensee or its Affiliate or Sublicensee first sells the Product intended for commercial distribution to any Third Party after receipt of NDA Approval of such Product in such country (including, without limitation, sale in an individual state, province or similar sub-national political subdivision in which Marketing Approval may be received).  Sale of a Product for clinical studies, compassionate use, named patient programs, under a treatment IND, test marketing, any clinical studies, or any similar instance where the Product is supplied with or without charge will not constitute a First Commercial Sale.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.31        “Formulation Technology” means any Know-How Controlled by Licensee in the Licensee Inventions that are used by Licensee in the manufacture, use, sale or import of the formulation of a Commercialized POZEN Product, and any Patents  Controlled by Licensee claiming such Licensee Inventions; provided, that Formulation Technology will not include any Patents or Know-How to the extent directed to a Gastroprotective Agent, non-steroidal anti-inflammatory, or other drug or chemical agent, or any methods of manufacture or use thereof.

1.32        “Gastroprotective Agent” means proton pump inhibitors and H2 receptor antagonists for the treatment, prevention or amelioration of injury to the gastrointestinal tract.

1.33        “GPT” means Licensee’s global product team operating pursuant to Licensee’s instructions for global product teams for the Initial POZEN Product with representatives of Licensee having expertise in the areas of research & development, marketing, regulatory, intellectual property, finance, toxicology, and other areas.

1.34        “GPT Chair” will have the meaning set forth in Section 2.2.1 (GPT).

1.35        “Group” means a group of related persons or entities deemed a “person” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended.

1.36        “Horizon” has the meaning set forth in the recitals.

1.37       “IND” means an Investigational New Drug Application filed in the United States with the FDA pursuant to 21 CFR § 312.20, or the corresponding filing in any country or regulatory jurisdiction other than the United States required for the clinical testing in humans of a pharmaceutical product.

1.38        “Indirect Tax” means value added taxes, sales taxes, consumption taxes and other similar taxes.

1.39        “Initial POZEN Product” means the POZEN Product containing non-enteric coated Esomeprazole and enteric-coated Naproxen that is the subject of NDA #22-511 in the United States.

1.40        “Invention” means any invention, discovery or Know-How that is conceived during the Term in the performance of activities undertaken pursuant to this Agreement by employees, agents, or independent contractors of either Party, its Affiliates or Sublicensees and is Controlled by such Party, Affiliates or Sublicensees.

1.41        “Joint Invention” means any Invention that is conceived jointly by one or more employees, agents, or independent contractors of Licensee or its Affiliate(s) and one or more employees, agents, or independent contractors of POZEN or its Affiliate(s).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.42        “Joint Patent” means a Patent claiming a Joint Invention.

1.43        “JSC” has the meaning set forth in Section 2.1.2 (Joint Steering Committee).

1.44      “Know-How” means any non-public, documented or otherwise recorded or memorialized knowledge, experience, know-how, technology, information, and data, including formulas and formulations, processes, techniques, unpatented inventions, discoveries, ideas, and developments, test procedures, and results, together with all documents and files embodying the foregoing.

1.45        “Licensed Know-How” means any Know-How that is necessary or useful for the Development, Manufacture or Commercialization of Product in the Field of Use in the Territory and that is Controlled by POZEN or any of its Affiliates as of the Effective Date or during the Term.

1.46        “Licensed Patents” means: (a) the Patents set forth on Schedule 1.46, and any substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, or extensions of such Patents, (b) any Patents in the Territory Controlled by POZEN or any of its Affiliates as of the Effective Date or during the Term that claim Inventions (including without limitation POZEN’s interest in Joint Inventions), and (c) all other Patents in the Territory Controlled by POZEN or any of its Affiliates as of the Effective Date or during the Term that are necessary or useful for the Development, Manufacture or Commercialization of a Product in the Territory.  Notwithstanding anything in this Section 1.46 to the contrary, Licensed Patents shall not include any Patents Controlled by Pozen with Valid Claims that do not cover any Product (e.g., any Patents with Valid Claims solely directed to any product containing acetyl salicylic acid).

1.47        “Licensed Technology” means the Licensed Patents and the Licensed Know-How.

1.48        “Licensee House Marks” means any trademarks, trade names, domain names, or other names or marks used or registered by Licensee or its Affiliates at any time during the Term to identify itself.

1.49        “Licensee Invention” means any Invention that is conceived solely by one or more employees, agents, or independent contractors of Licensee or its Affiliate(s).

1.50        “Major Ex-U.S. Market” means the following countries:  ***, or any country substituted for one of the foregoing countries pursuant to Section 4.1.2 (Outside the U.S.).

1.51       “Manufacture” means all activities related to the manufacturing of a Product, or any ingredient thereof, in the Territory, including but not limited to formulation development and process development for the manufacture of a Product, manufacturing supplies for Development, manufacturing for commercial sale, packaging, in-process and finished product testing, release of product or any component or ingredient thereof, quality assurance activities related to manufacturing and release of product, ongoing stability tests and regulatory activities related to any of the foregoing.  “Manufacture” shall not include any of the above activities with respect to Esomeprazole as an active ingredient.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.52        “Market Reduction” has the meaning set forth in Section 8.2.3 (Rate Step Down for Competing Product Entrants).

1.53        “Marketing Approval” means all approvals (including NDA Approvals and, where available under Applicable Law, pricing and reimbursement approvals in accordance with Applicable Law) of any Regulatory Authority in a country in the Territory, that are necessary or useful to be obtained prior to the manufacture or Commercialization of a Product in that country.

1.54        “Naproxen” means that certain pharmaceutical compound with the chemical name (S)-6-methoxy-(alpha)-methyl-2-naphthaleneacetic acid, including any ***

1.55        “NDA” means a New Drug Application filed with the FDA as described in 21 CFR § 314, or any corresponding application for Regulatory Authority approval (not including pricing and reimbursement approval) in any country or regulatory jurisdiction other than the U.S.

1.56        “NDA Approval” means receipt of a letter from a Regulatory Authority in the Territory equivalent to the FDA approving an NDA in the United States.

1.57        “Net Sales” means with respect to any Product, the gross amounts recognized by Licensee, its Sublicensees or its Affiliates from Third Party customers for sales of a Product in the Territory, less the following deductions made by Licensee (to the extent not already taken by Licensee in the Product invoice or in amounts recognized), its Sublicensees or its Affiliates in arriving at net sales as reported in the Licensee statutory accounts prepared in accordance with IFRS:

(a)            actual credited allowances to such Third Party customers for spoiled, damaged, rejected, recalled, outdated and returned Product and for retroactive price reductions;

(b)            the amounts of trade and cash discounts actually granted to Third Party customers, to the extent such trade and cash discounts are specifically allowed on account of the purchase of such Product;

(c)            sales taxes, excise taxes and import/export duties actually due or incurred in connection with the sales of a Product to any Third Party customer;

(d)            allowances, adjustments, reimbursements, discounts, chargebacks and rebates actually granted to Third Party customers (not in excess of the selling price per unit of such Product);

(e)            other deductions from gross sales made in arriving at net sales as reported in the Licensee statutory accounts; and

(f)            allowance for transportation costs, distribution expenses, special packaging and related insurance charges in the amount of one and *** *** (***) of the Net Sales calculated after applying the deductions of items (a)-(e) above.
Net Sales shall be calculated using Licensee’s internal audited systems used to report such sales as adjusted for any of items (a)-(f) above not taken into account in such systems.  Notwithstanding the foregoing, if Product is sold as a Combination Product, the Net Sales used for the calculation of the royalties under Section 8.2 (Royalties) shall be determined as follows:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

A	x	Net Sales of the Combination Product, where:
A+B

A =	Standard Sales Price of the ready-for-sale form of the Product if sold separately from the Combination Product in question, in the given country.

B =
Standard Sales Price of the ready-for-sale form of a product containing the same amount of the other therapeutically active ingredient(s) that is contained in the Combination Product in question, in the given country.

If, in a specific country, (a) the other therapeutically active ingredient(s) in such Combination Product are not sold separately in such country, Net Sales shall be adjusted by multiplying actual Net Sales of such Combination Product by the fraction A/C, where C is the Standard Sales Price in such country of such Combination Product, and (b) if a Product contained in the Combination Product is not sold separately, Net Sales shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction (C-B)/C, where B is the Standard Sales Price in such country of the other therapeutically active ingredient(s) in the Combination Product and C is the Standard Sales Price in such country of the Combination Product.  If, in a specific country, both a Product in a Combination Product and a product containing the other active ingredients in such Combination Product are not sold separately, a market price for such Product and such other active ingredients shall be negotiated by the Parties in good faith based upon the market price of products that are comparable to such Product or such other active ingredients, as applicable.  In each country where the Product in the Combination Product is marketed, the Standard Sales Price of the Product in such Combination Product for purposes of calculating the royalty payable to POZEN will be no less than *** *** (***%) of the Standard Sales Price of the Product sold outside of such Combination Product in such country.

In addition, and notwithstanding the foregoing, if a Product is sold together with other goods with or without a separate price for such Product (such group of products including the Product a “Product Set”), then the Net Sales applicable to the quantity of such Product included in any such transaction will be calculated as follows:

A	x	Net Sales of the Product Set, where:
A+B

A =	Standard Sales Price of the Product if sold separately from the Product set in question, in the given country.

B =	The total of the Standard Sales Prices of all products in the Product Set other than the Product, in the given country.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.58       “Nexium” means AstraZeneca AB’s and its Affiliates’ products containing Esomeprazole as the sole active ingredient in any presentation form.

1.59       “Nexium Business” means AstraZeneca AB’s and its Affiliates’ development and commercialization activities pertaining to Esomeprazole and Esomeprazole based products.

1.60       “NSAID” means any non-steroidal anti-inflammatory drug, the primary mechanism of action of which is inhibition of cyclooxygenase, but excluding acetyl salicylic acid (including salts and derivatives thereof).

1.61        “Original Agreement” has the meaning set forth in the recitals.

1.62        “Patent Challenge” has the meaning set forth in Section 9.9.

1.63        “Patents” means (a) all patents and patent applications in any country or supranational jurisdiction, and (b) any substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like, and any provisional applications, of any such patents or patent applications.

1.64        “Post-Approval Failure” means: (a) a mandatory withdrawal or recall of a Product by a Regulatory Authority, or (b) any voluntary withdrawal or recall of a Product in a Major Ex-U.S. Market country that arises from risks associated with a serious adverse health consequence or death reported to a Regulatory Authority anywhere in the Territory.  Notwithstanding the foregoing, any such recall that results primarily from Licensee’s or its Affiliate’s or Sublicensee’s gross negligence, willful misconduct, or failure to comply with Applicable Law in the Development, Manufacture or Commercialization of a Product in the Territory shall not be considered a Post-Approval Failure for purposes of this Agreement.

1.65        “POZEN House Marks” means any trademarks, trade names, domain names, or other names or marks used or registered by POZEN or its Affiliates at any time during the Term to identify itself.

1.66        “POZEN Invention” means any Invention that is conceived solely by one or more employees, agents, or independent contractors of POZEN or its Affiliate(s).

1.67       “POZEN Product” means any product that combines a Gastroprotective Agent and any NSAID in a single fixed combination dosage form, that would, if made, used, sold, offered for sale, had made, imported or exported in the Territory without a license from POZEN of the Licensed Patents, infringe one or more Valid Claims of the Licensed Patents.

1.68       “Product” means: (a) any POZEN Product, and (b) any other product that combines a Gastroprotective Agent and any NSAID in a single fixed combination oral solid dosage form (with or without one or more additional therapeutically active agents), which product is developed or commercialized by or for, invented or acquired by, or comes under the Control of Licensee or its Affiliates during the Term.  For the avoidance of doubt, “Product” does not include any product containing acetyl salicylic acid (including salts and derivatives thereof).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.69        “Product Labeling” means (a) the full prescribing information for a POZEN Product approved by the applicable Regulatory Authority in the Territory, and (b) all labels and other written, printed or graphic information included in or placed upon any container, wrapper or package insert used with or for the POZEN Product in the Territory.

1.70      “Product Trademarks” means any trademarks, trade dress (including packaging design), logos, slogans, domain names and designs, whether or not registered in a country or territory, selected and owned by Licensee and used to identify or promote a POZEN Product in the Territory, but excluding any POZEN House Marks and Licensee House Marks.

1.71        “Promotional Materials” means all sales representative training materials and all written, printed, graphic, electronic, audio or video presentations of information, including, without limitation, journal advertisements, sales visual aids, formulary binders, reprints, direct mail, direct-to-consumer advertising, internet postings, broadcast advertisements and sales reminder aides (for example, note pads, pens and other such items) intended for use or used by Licensee or its Affiliates in connection with any promotion of the Initial POZEN Product hereunder in the Territory, but excluding Product Labeling.

1.72        “Regulatory Authority” means, in a particular country or jurisdiction, any applicable government regulatory authorities involved in granting approval to market or sell a Product, including any pricing and reimbursement approvals, in such country or jurisdiction, including, (a) in the United States, the FDA, and any successor government authority having substantially the same function, (b) any non-United States equivalent thereof, and (c) in the EU, the EMEA and any national regulatory authority in any EU country.

1.73        “Regulatory Materials” means regulatory applications, submissions, notifications, registrations, Marketing Approvals or other submissions made to or with a Regulatory Authority that are necessary or reasonably desirable in order to develop, manufacture, market, sell or otherwise Commercialize the Initial POZEN Product in a particular country, territory or possession in the Territory.  Regulatory Materials include, without limitation, INDs and NDAs, and amendments and supplements for any of the foregoing, and applications for pricing and reimbursement approvals.

1.74        “Royalty Term” has the meaning set forth in Section 8.2.2 (Royalty Term).

1.75       “Standard Sales Price” means, as reported by IMS (or ACNielsen in the case of over-the-counter products) in the relevant country in the Territory, the average sales price for the preceding Calendar Quarter for the Product or, in the case of a Combination Product, the average sales price for the applicable presentation and dosage strength of all marketed brands of the other therapeutically active ingredient(s).  As used herein, “presentation” means the method of administration of a pharmaceutical substance into the human body, including, but not limited to, solid oral (including tablets, capsules, gelcaps, sachets and caplets), other oral (including suspension and solution), parenteral (including intramuscular, subcutaneous and intravenous), transdermal, suppository and intranasal.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.76        “Sublicense Agreement” means any agreement under which Licensee grants a Third Party a sublicense, option or other right under the Licensed Technology to make, use, have made, sell, offer for sale, import and export Products in the Field of Use in the Territory.

1.77        “Sublicensee” means any Third Party that has entered into a Sublicense Agreement.

1.78        “Term” has the meaning assigned to it in Section 12.2 (Term).

1.79      “Territory” means all countries of the world, excluding the United States and Japan.

1.80      “Third Party” means any entity other than POZEN, Licensee, or any of their respective Affiliates.

1.81        “Third Party Royalties” means upfront, commercialization milestone, royalty and any other similar payments paid by Licensee or any Licensee Affiliate or Sublicensee to any Third Party in consideration for a license to a Blocking Patent for the Development or Commercialization of POZEN Products in the Territory.

1.82        “Three-Party Agreement” means that certain letter agreement of even date herewith by and among AstraZeneca AB, POZEN and Horizon.

1.83        “U.S.” or “United States” means the United States of America and its possessions and territories.

1.84        “U.S. Agreement” has the meaning set forth in the recitals.

1.85        “U.S. Party” has the meaning set forth in Section 7.4.2.

1.86        “Valid Claim” means any claim of any issued and unexpired patent or a patent application that has not been disclaimed or held invalid or unenforceable by judgment or decree entered in any judicial proceeding that is not further reviewable through the exhaustion of all permissible applications for rehearing or review by a superior tribunal, or through the expiration of the time permitted for such applications; provided, that any claim in a pending Patent application that does not issue as a patent claim within *** (***) years after the earliest priority date of such application will not be a “Valid Claim” until such claim issues as a patent claim.

2.                   COLLABORATION GOVERNANCE

2.1            Establishment.

2.1.1            Global Product Team.  The GPT established under the Original Agreement will remain in place and will coordinate and oversee the Commercialization of the Initial POZEN Product hereunder in the Territory.  The purposes of the GPT will be, with respect to the Initial POZEN Product only, to develop Licensee’s Commercial Launch and marketing plans for the Initial POZEN Product in the Territory.  The GPT will have the membership and will operate by the procedures set forth in Section 2.2 (Membership and Procedures).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2.1.2            Joint Steering Committee  The  joint steering committee established under the Original Agreement (the “JSC”) shall remain in place to provide strategic guidance to the GPT in decisions pertaining to the Initial POZEN Product in the Territory.  The purposes of the JSC will be to resolve disputes of the GPT.  The JSC will have the membership and will operate by the procedures set forth in Section 2.2 (Membership and Procedures).

2.2          Membership and Procedures.

2.2.1            GPT.

(a)              Membership.  In addition to members designated by Licensee, the GPT shall have up to three (3) representatives designated by POZEN, attending, observing and participating in meetings of the GPT at POZEN’s expense, such representatives having the relevant experience and skill appropriate for service on such team.  Attendance of POZEN representatives at GPT meetings shall be agenda-driven, as determined in the sole discretion of Licensee.  Licensee shall be entitled to have as many representatives serve as members of the GPT as it desires.  POZEN may replace its representatives on the GPT at any time upon written notice to Licensee.  Licensee shall provide POZEN with office space at its facilities for such representatives to facilitate such participation; provided, that such representatives shall comply with all policies and reasonable restrictions imposed by Licensee and provided to POZEN in writing.  Upon prior written consent of Licensee, which consent will not be unreasonably withheld, a reasonable number of employees, consultants, representatives or advisors of POZEN who are not POZEN’s GPT representatives may attend GPT meetings as observers; provided, that such persons shall comply with all policies and reasonable restrictions imposed by Licensee and provided to POZEN in writing.

(b)              Chairpersons.  The global product director designated by Licensee for the Initial POZEN Product will chair the GPT (“GPT Chair”).

(c)              Meetings.  The GPT will hold meetings when called by the GPT Chair.  Meetings may be held in person or by means of telecommunication (telephone, video, or web conference).  Face-to-face GPT meetings that require POZEN attendance will be convened on an as-needed basis as mutually agreed by Licensee and POZEN, but in any event, at least twice per annum.  The location of these meetings, will be based on business requirements and determined by mutual agreement between Licensee and POZEN.  Following any GPT meeting, the GPT Chair will be responsible for preparing and issuing minutes of such meeting within fifteen (15) Business Days thereafter.  When POZEN has participated in the meeting, such minutes will not be finalized until a representative of the GPT designated by each Party has reviewed and confirmed the accuracy of such minutes in writing.  If a disagreement regarding the accuracy of such minutes cannot be resolved, the minutes will reflect such disagreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2.2.2            JSC.

(a)               Membership.  Each Party will designate an equal number of representatives, but in no event less than three (3) each, with appropriate expertise to serve as members of the JSC.  Each Party may replace its representatives on the JSC at any time upon written notice to the other Party.

(b)               Co-Chairpersons.  One of each Party’s representatives to the JSC will be designated as a co-chairperson.  The co-chairpersons will be responsible for calling meetings and preparing and circulating an agenda in advance of each meeting, and preparing minutes of each meeting.

(c)              Meetings.  The JSC will hold meetings at least once every Calendar Quarter, or more frequently as the Parties may agree with at least two meetings held in person annually.  Subject to the preceding sentence, meetings may be held in person at locations to be determined by the mutual agreement of the Parties (a majority of which must be outside the United States) or by means of telecommunication (telephone, video, or web conferences).  Following any JSC meeting, the co-chairpersons will be responsible for preparing and issuing minutes of such meeting within fifteen (15) Business Days thereafter.  Such minutes will not be finalized until a representative of each Party has reviewed and confirmed the accuracy of such minutes in writing.  If a disagreement regarding the accuracy of such minutes cannot be resolved, the minutes will reflect such disagreement.

2.2.3            Limitations of Powers.  The GPT and JSC will have only such powers as are specifically delegated to them hereunder and will not be a substitute for the rights of the Parties.  Without limiting the generality of the foregoing, the GPT and JSC will not have any power to amend this Agreement.  Any amendment to the terms and conditions of this Agreement may only be implemented pursuant to Section 15.6 (Entire Agreement; Modifications) below.

2.2.4            Expenses.  Each Party will be responsible for all of its own expenses of participating in the GPT and JSC.

2.3           Decision-Making.

2.3.1            GPT Decisions.  Subject to the terms of this Section 2.3 (Decision-Making), the GPT will act by decision of the GPT Chair.  If a POZEN representative objects to any decision, then such dispute will be referred to the JSC.

2.3.2            JSC Decisions.  Subject to the terms of this Section 2.3 (Decision-Making), the JSC will take action by unanimous vote with each Party having a single vote, irrespective of the number of representatives actually in attendance at a meeting, or by a written resolution signed by the designated representatives of each of the Parties.  If the JSC fails to reach unanimous consent on a particular matter within *** (***) Business Days of POZEN having requested a formal vote on such matter (or any earlier period mutually agreed to by the Parties if a delay may reasonably be anticipated to have an adverse effect on the Commercialization of the Initial POZEN Product in the Territory), then such dispute will be subject to the resolution procedures described in Section 2.3.3 (Dispute Resolution) below.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2.3.3            Dispute Resolution.  In the event of any dispute in the JSC that is not resolved pursuant to the terms of Section 2.3.2 (JSC Decisions), either Party may provide written notice of such failure (a “Notice of Disagreement”) to the Chief Executive Officer of the other Party (or his or her designee).  The Chief Executive Officers or designees of each of the Parties will meet at least once in person or by means of live telecommunication (telephone, video, or web conferences) to discuss the matter on which the JSC failed to reach unanimous consent and use their good faith efforts to resolve the matter within *** (***) Business Days after receipt of the Notice of Disagreement by the applicable Chief Executive Officer of a Party.  If any such disagreement is not resolved by the Chief Executive Officers or designees within such *** (***) Business Day period, then the Chief Executive Officer or designee of Licensee will have the final decision-making authority with respect to disagreement relating to any and all matters.

2.3.4            Limitation.  Notwithstanding this Section 2.3 (Decision-Making), any dispute regarding the interpretation of this Agreement, the performance or alleged nonperformance of a Party’s obligations under this Agreement, or any alleged breach of this Agreement will be resolved in accordance with the terms of Section 15.4 (Governing Law; Dispute Resolution).

2.4          Operating Principles.  The operating principles adopted by the GPT pursuant to Section 2.4 of the Original Agreement will guide the conduct of the GPT and clinical subteam meetings.  To the extent there is any conflict between such operating principles and the terms and conditions of the Agreement, then the Agreement will control.

3.                    [INTENTIONALLY OMITTED]

4.                   REGULATORY MATTERS

4.1          Responsibilities .  Licensee will be responsible at Licensee’s expense, but other than as set forth in this Agreement, shall not be obligated to, prepare and file INDs and NDAs and seek NDA Approvals for the Initial POZEN Product in all countries in the Territory, including preparing all reports necessary as part of any such IND or NDA.  All such INDs and NDAs will be filed in the name of Licensee.  Licensee will use Diligent Efforts to obtain Marketing Approval of the Initial POZEN Product in each Major Ex-U.S. Market country.  However, Licensee shall not be required to Develop or Commercialize a POZEN Product in a particular Major Ex-U.S. Market country if it is not commercially reasonable to do so consistent with the exercise of Diligent Efforts and, upon POZEN’s request, will provide POZEN data supporting such determination.  Licensee will have the right in its sole discretion, at any time upon *** (***) Business Days prior written notice to POZEN, to replace any country in the Major Ex-U.S. Market with any other country or group of countries having a market potential of at least *** percent (***%) of the market potential of the relevant Major Ex-U.S. Market country based on the then-current IMS MAT (Moving Annual Total) Data for sales of *** drugs in such Major Ex-U.S. Market country as compared to sales of non-steroidal anti-inflammatory drugs in such other country or group of countries, and Licensee’s diligence requirements hereunder shall accordingly transfer from such initial Major Ex-U.S. Market country to the replacement country or countries.  Schedule 4.1.2 sets forth IMS MAT Data that is current as of December 2005.  Based on such data, by way of example, if Licensee desired to elect one or more countries to replace the *** as a Major Ex-U.S. Market country (having $*** in sales), any of the following countries or combinations of countries would be acceptable substitutes: (i) ***, with $*** in sales (approx. ***% in sales), (ii) ***, with $*** in sales (approx. ***% in sales), or (iii) *** and *** combined (approx. ***% in sales).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.2          Access to Filings.  Licensee and its Affiliates will have the right of cross-reference to all NDAs or other filings made by or on behalf of POZEN anywhere in the Territory for the purpose of prosecuting Marketing Approval applications for Products in the Territory, and POZEN and its Affiliates will, or will use reasonable efforts to cause their licensees to, take all such reasonable actions to allow such cross-reference.

4.3        Interactions with Regulatory Authorities.

4.3.1            Consultation.  Each Party will consult with the other Party regarding (and provide copies of materials prior to any submission to a Regulatory Authority and materials after receipt from a Regulatory Authority), and keep such other Party reasonably and regularly informed of, the status of the preparation of all Regulatory Materials in the Territory, review of such materials by the relevant Regulatory Authority in the Territory, and Marketing Approvals received for the Initial POZEN Product in the Territory.

4.3.2            Communications.  Except as may be required by Applicable Law, only Licensee will communicate regarding POZEN Products, including the Initial POZEN Product, with any Regulatory Authority having jurisdiction in any country or territory in the Territory; provided, that if POZEN is required by Applicable Law in the Territory to provide to a Regulatory Authority any communication that relates to ***; provided, that this sentence shall not be construed to obligate POZEN to take any action or make any omission in violation of Applicable Law in the Territory.  If POZEN is required to make such a communication by a Regulatory Authority, then POZEN will ***.

4.4          Exchange of Know-How; Information Sharing.  As of the Amended and Restated Effective Date, each Party has provided to the other Party copies of all Know-How in its possession relating to the Initial POZEN Product, including, without limitation, procedures, formulations, manufacturing reports, pre-clinical and clinical protocols and data, regulatory filings, and toxicology reports with respect to the Initial POZEN Product, including any final versions of any study reports and any drafts outstanding of any study reports, all to the extent reasonably required for a Party to perform its obligations under this Agreement.  Each Party will provide to the other Party copies of any Know-How that comes into its possession on or after the Amended and Restated Effective relating to the Initial POZEN Product, including, without limitation, procedures, formulations, manufacturing reports, pre-clinical and clinical protocols and data, regulatory filings, and toxicology reports with respect to the Initial POZEN Product, including any final versions of any study reports and any drafts then-outstanding of any study reports, all to the extent reasonably required for a Party to perform its obligations under this Agreement.  In addition, each Party will provide the other Party, in a timely manner, with copies of, and all information received by it pertaining to, notices, questions, actions and requests from or by Regulatory Authorities with respect to the Initial POZEN Product in the Territory, or the testing, Manufacture, packaging, distribution or facilities in relation thereto, including any notices of non-compliance with laws in connection with the Initial POZEN Product (e.g., warning letters or other notices of alleged non-compliance), audit notices, notices of initiation by Regulatory Authorities of investigations, inspections, detentions, seizures or injunctions concerning the Initial POZEN Product (or its manufacture, distribution, or facilities connected thereto), notice of violation letters (i.e., an untitled letter), warning letters, service of process or other inquiries. Except as otherwise set forth in this Agreement or to comply with Applicable Law, ***.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.5          Regulatory Audits.  If a Regulatory Authority in the Territory desires to conduct an inspection or audit of a Party’s facility, or a facility under contract with a Party, with regard to a POZEN Product, then such Party will promptly notify the other Party and permit and cooperate with such inspection or audit, and will cause the contract facility to permit and cooperate with such Regulatory Authority and such other Party during such inspection or audit.  Licensee will have the right upon request (which request shall not be unreasonably withheld) to have a representative observe such inspection or audit with respect to a POZEN facility, or a facility under contract with POZEN.  Following receipt of the inspection or audit observations of such Regulatory Authority (a copy of which the audited Party will immediately provide to the other Party), the audited Party will prepare the response to any such observations, and will provide a copy of such response to the other Party.  The audited Party agrees to conform its activities under this Agreement to any commitments made in such a response, except to the extent it believes in good faith that such commitments violate Applicable Laws.

4.6          Adverse Event Reporting.

4.6.1            If *** *** to make *** *** in an *** and follow *** of such *** as they ***, that this *** to take any ***.

4.6.2            All AE and SAE reports will be exchanged using either approved study forms, electronic, or computer generated reports agreed upon by both parties (e.g., CIOMS I form).

4.6.3            Subject to Section 4.6.2, Licensee will maintain and will be the recognized holder of the safety database for AE and SAE reports related to POZEN Products in the Territory.  Direct access to this database will not be granted to POZEN.  Upon request, all reasonable assistance will be provided by either Party in responding to safety inquiries in the Territory.

4.6.4            Each Party shall keep the other Party informed of notification of any action by, or notification or other information which it receives (directly or indirectly) from any Regulatory Authority in the Territory which: (i) raises any material concerns regarding the safety or efficacy of the Initial POZEN Product; (ii) indicates or suggests a potential material liability for either Party to Third Parties arising in connection with the Initial  POZEN Product; (iii) is reasonably likely to lead to a “Dear Doctor” letter, recall or market withdrawal of the Initial  POZEN Product; (iv) relates to the Initial POZEN Product, Regulatory Materials, Promotional Materials, samples, package inserts, the indications, labeling, expedited and periodic Adverse Event Reports, medical inquiries, Initial POZEN Product complaints, this Agreement, or (v) is otherwise important to the Development and/or Commercialization of the Initial POZEN Product.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.7          Records and Reports.  Each Party will retain all records required by Applicable Law to be maintained in connection with such Party’s performance of Development activities under this Agreement.

5.                    DEVELOPMENT AND COMMERCIALIZATION

5.1          Development and Commercialization.  As between the Parties, Licensee will be solely responsible for the Development and Commercialization of POZEN Products in the Territory during the Term.

5.2          Regulatory Obligations .  On a country-by-country basis, Licensee will own and maintain all regulatory filings and Marketing Approvals in the Territory for POZEN Products, including all INDs and NDAs for the Initial POZEN Product in the Territory.  As between the Parties, Licensee will be solely responsible for all activities in connection with maintaining Marketing Approvals required for the Commercialization and manufacture of POZEN Products in the Territory, including communicating and preparing and filing all reports (including Adverse Event reports) with the applicable Regulatory Authorities in the Territory.

5.3           Performance; Diligence.

5.3.1            Level of Efforts.  Upon the grant of Marketing Approval for a POZEN Product in a country of the Major Ex-U.S. Market, Licensee will use Diligent Efforts to Commercialize a POZEN Product in such country.  The foregoing Diligent Efforts requirement will apply only to one POZEN Product in each of the Major Ex-U.S. Market countries, irrespective of the number of POZEN Products Licensee elects to Develop and Commercialize, and Licensee may elect to fulfill its Diligent Efforts obligation in such countries in respect to any POZEN Product of its choice in the exercise of its reasonable and good faith judgment. Licensee will have the right to Develop and Commercialize Products during the Term in each country of the Territory, for so long as Licensee is using Diligent Efforts to Commercialize at least one POZEN Product in accordance with this Section 5.3, it being understood that the Parties intend for Licensee to focus its initial efforts on the Commercialization of the Initial POZEN Product in the Territory.

5.3.2            Specific Timelines.  Licensee will use Diligent Efforts in each country of the Major Ex-U.S. Market to achieve Commercial Launch within *** (***) days after the date on which Marketing Approval is granted for such Initial POZEN Product in such country; provided, that for any country in which Marketing Approval is granted by Regulatory Authorities ***, then the obligations set forth in this Section 5.3.2 will apply only to ***; and provided, further, that if Licensee elects to launch the Initial POZEN Product in a particular country or territory following NDA Approval in such country or territory, but before or without obtaining pricing or reimbursement approval therein, then the *** (***)-day period set forth in this Section 5.3.2 will commence as of the date of such NDA Approval.

5.4          Commercialization Plan.

5.4.1            Licensee shall prepare and update from time to time an initial commercialization plan summarizing the plan for Commercializing the Initial POZEN Product in the Major Ex-U.S. Markets (the “Commercialization Plan”) within *** (***) days after the first filing of a Marketing Approval application for the Initial POZEN Product in a country of the Major Ex-U.S. Markets.  The Commercialization Plan as reviewed by the GPT shall describe the overall plan for Commercializing the Initial POZEN Product during the first three years after First Commercial Sale of the Initial POZEN Product in the Major Ex-U.S. Market.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5.4.2            The Commercialization Plan will be in a format consistent with the format of similar plans prepared by Licensee for its other products.

5.5          Threatened Removal.  In the event that any governmental authority threatens or initiates any action to remove any POZEN Product from the market in a country or territory in the Territory, Licensee will promptly notify POZEN of such communication.  Any voluntary recall or withdrawal of any POZEN Product in the Territory will be at Licensee’s sole discretion and expense.  Before Licensee initiates a recall or withdrawal in the Territory, the Parties will promptly and in good faith discuss the reasons therefor; provided, that such discussions do not delay the recall or withdrawal.  In the event of any recall or withdrawal of any POZEN Product in the Territory, Licensee will implement any necessary action, with assistance from POZEN as reasonably requested by Licensee.

5.6          Compliance.  Each Party will comply with all Applicable Laws relating to activities performed or to be performed by such Party (or its Affiliates or contractors) under or in relation to the Commercialization of the Initial POZEN Product in the Territory pursuant to this Agreement.  Each Party represents, warrants and covenants to the other Party that, as of the Effective Date and during the Term, such Party and its Affiliates have adequate policies and procedures in place: (i) to ensure their compliance with such laws; (ii) to bring any non-compliance therewith by any of the foregoing entities to its attention; and (iii) to promptly remedy any such non-compliance.

5.7        Branding; Trademarks; Domain Names; Trade Dress; Logos.

5.7.1            Responsibilities.  Licensee will select all Product Trademarks for use on or in connection with POZEN Products in the Territory, will be the sole owner of the Product Trademarks in the Territory, and as between the Parties, (a) will be responsible for the filing, prosecution, maintenance and defense of all registrations of the Product Trademarks, and (b) will be responsible for the payment of any costs relating to filing, prosecution, maintenance and defense of the Product Trademarks, in each case ((a) and (b)), with respect to the Product Trademarks in the Territory.

5.7.2            Use.  Licensee will use the Product Trademarks in connection with the Commercialization of POZEN Products hereunder.  The packaging, Promotional Materials and Product Labeling for POZEN Products will carry the POZEN House Marks only if and to the extent required by Applicable Law in a country or territory.

5.7.3            Licensee Marks.  Licensee reserves all rights in the Product Trademarks and Licensee House Marks.  POZEN acknowledges Licensee’s exclusive right, title and interest in and to such trademarks and acknowledges that nothing herein will be construed to accord to POZEN any rights in such trademarks.  POZEN agrees not to use or file any application to register any trademark or trade name that is confusingly similar to any Product Trademarks or Licensee House Mark.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5.7.4            POZEN Marks.  POZEN reserves all rights in the POZEN House Marks not expressly granted to Licensee in this Agreement.  Licensee acknowledges POZEN’s exclusive right, title and interest in and to the POZEN House Marks and acknowledges that nothing herein will be construed to accord to Licensee any rights in such trademarks except as expressly provided herein.  Licensee further acknowledges that its use of the POZEN House Marks will not create in Licensee any right, title or interest in such trademarks, and that all use of such trademarks and the goodwill generated thereby will inure solely to the benefit of POZEN.  Licensee agrees not to use or file any application to register any trademark or trade name that is confusingly similar to any POZEN House Mark.

5.7.5            Promotional Materials.  Licensee will own all right, title and interest in and to any Promotional Materials created by or on behalf of Licensee (or its Affiliates) relating to POZEN Product in the Territory, but excluding the POZEN House Marks.  The GPT will approve a standard template for use of the POZEN House Marks in Promotional Materials, and Licensee will use the POZEN House Marks in accordance with approved template.

5.8          Commercial Supply.  Licensee will be solely responsible, at its own expense, for the Manufacture and supply of Licensee’s entire requirements of supplies of POZEN Product for Commercialization in the Territory.

6.                     [INTENTIONALLY OMITTED]

7.                    LICENSES

7.1           Licensed Technology.  Subject to the terms and conditions of this Agreement, POZEN hereby grants to Licensee an exclusive (including with regard to POZEN and its Affiliates), royalty-bearing license, with the right to grant sublicenses as described in Section 7.3 (Sublicenses), under the Licensed Technology to make, use, have made, sell, offer for sale, import and export Products in the Field of Use in the Territory. For the avoidance of doubt, Licensee shall have no license or other right under the Licensed Technology to make, use, have made, sell, offer for sale, import, and export any product containing acetyl salicylic acid (including salts and derivatives thereof).

7.2           Trademarks.  Subject to the terms and conditions set forth in this Agreement, POZEN hereby grants to Licensee a license to use the POZEN House Marks in connection with the Commercialization of POZEN Products in the Field of Use in the Territory.

7.3           Sublicenses.  Licensee may grant a sublicense, option to sublicense, or any other right relating to any Licensed Technology to any of its Affiliates without the right to grant further sublicense rights to any Third Party.  Licensee may grant a sublicense, option to sublicense, or any other right relating to any Licensed Technology to any Third Party solely as provided in this Section 7.3 (Sublicenses).  Licensee may enter into Sublicense Agreements only with POZEN’s prior consent.  In order for rights under Licensed Technology to be validly granted to a Sublicensee, the Sublicense Agreement with such Sublicensee must be consistent with the following terms and conditions of this Agreement, and will include provisions for the benefit of POZEN corresponding to Section 11 (Confidentiality), 14 (Limitation of Liability), 8.5 (Payments and Sales Reporting), and 8.6 (Records; Audit).  Licensee will use Diligent Efforts to (i) procure the performance by any Sublicensee of the terms of each such Sublicense Agreement, and (ii) ensure that any Sublicensee will comply with the applicable terms and conditions of this Agreement.  Licensee hereby guarantees the performance of its Affiliates and Sublicensees that are sublicensed as permitted herein, and the grant of any such sublicense will not relieve Licensee of its obligations under this Agreement, except to the extent they are satisfactorily performed by such Affiliate or Sublicensee.  Notwithstanding the foregoing, Licensee will have the right to sell POZEN Products through any distributors or sub-distributors of its choice, without the need to obtain prior consent from POZEN, in carrying out its Commercialization activities under this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

7.4          Reservation of Rights; No Implied Licenses.

7.4.1            POZEN retains rights under the Licensed Technology to the extent necessary to perform its obligations under this Agreement.  Except for the rights specifically granted in this Agreement, POZEN reserves all rights to the Licensed Technology.  No implied licenses are granted under this Agreement.  In particular POZEN is not by this Agreement, by implication or otherwise, granted any license or other right relating to Esomeprazole, Nexium or the Nexium Business or any Esomeprazole based products or any products containing acetyl salicylic acid (including salts and derivatives thereof), in each case, in the Territory, or any right in relation to any patent, trademark or other intellectual property right belonging to Licensee or any of its Affiliates, and likewise Licensee is not by this Agreement, by implication or otherwise, granted any license or other right under the Licensed Technology relating to any products containing acetyl salicylic acid (including salts and derivatives thereof) or any right in relation to any patent, trademark or other intellectual property right belonging to POZEN or any of its Affiliates, in each case, except as expressly set forth in this Agreement.

7.4.2            Licensee understands that POZEN has retained rights to the Products outside the Territory, and has licensed such rights to a Person under the U.S. Agreement (the “U.S. Party”).

7.5          Restrictive Covenant.  Licensee hereby covenants and agrees not to use any Licensed Technology, nor grant any Third Party any license or right under any Licensed Technology, other than as expressly permitted in this Agreement.  The Parties agree that nothing in this Agreement restricts or prohibits Licensee from by itself or with Third Parties exploiting any products, including without limitation any products containing non-steroidal anti-inflammatory drugs (e.g., acetyl salicylic acid and esters and derivatives thereof); provided, that Licensee shall not use or practice Licensed Technology in connection with the development, manufacture or commercialization of any product that is not a Product, and nothing requires Licensee to compensate POZEN if Licensee so exploits such products.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.                    FINANCIAL TERMS

8.1          Development Milestone Payments.  The Parties acknowledge and agree that all Development Milestone Payments payable under Section 8.2 of the Original Agreement have been paid.

8.2          Royalties.

8.2.1            Royalty Rate.  Subject to the terms and conditions of this Agreement, Licensee will pay to POZEN royalties based on the aggregate annual Net Sales of Products sold by Licensee, its Affiliates or Sublicensees, at the rates set forth below:

(a)                For Net Sales of Products sold in the Territory:

(i)                 For Net Sales *** ***:

(1)	***% of the portion of aggregate Net Sales of Products during a calendar year that is equal to or less than $***;

(2)	***% of the portion of aggregate Net Sales of Products during a calendar year that is greater than $*** but equal to or less than $***; and

(3)	***% of the portion of aggregate Net Sales of Products during a calendar year that is greater than $***.

(ii)               For Net Sales ***:

(1)	***% of the portion of aggregate Net Sales of Products during a calendar year that is equal to or less than $1***; and

(2)	***% of the portion of aggregate Net Sales of Products during a calendar year that is greater than $***.

(b)                 Notwithstanding the foregoing provisions of this Section 8.2.1 (Royalty Rate), if a *** is sold in one or more countries in the Territory where ***, the total royalties owed for Products shall be determined *** ***, according to the following calculations:

(i)            *** percent (***%) of the total Net Sales of the *** sold in any country in the Territory shall be added to the total Net Sales of the *** (the resulting amount being the “Segregated Net Sales”), and the applicable royalty rates set forth in Section 8.2.1(a) shall be applied to the Segregated Product Net Sales (the resulting amount being the “Segregated Royalty Amount”);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(ii)            the applicable royalty rates set forth in Section 8.2.1(a) shall be applied to the remaining *** percent (***%) of the total Net Sales of the *** (the resulting amount being the “Remaining Royalty Amount”); and

(iii)            the amount owed by Licensee shall be equal to the Segregated Royalty Amount plus the Remaining Royalty Amount.

(iv)            If *** are also sold in a country in the Territory where there are at least*** being sold, then the calculations above shall be applied similarly to each such ***, such that *** percent (***%) of the Net Sales of each *** shall be added to the Segregated Royalty Amount, and the remaining *** percent (***%) of each *** shall be combined only with the remaining *** percent (***%) of Net Sales of the other additional Products (i.e., ***) that are being sold in other countries in the Territory.  The example set forth in Schedule 8.2.1 illustrates the application of this Section 8.2.1(b).

8.2.2            Royalty Term.  Licensee acknowledges that it will continue to enjoy substantial benefit from its license under, and the transfer to Licensee of certain elements of, the Licensed Technology pursuant to this Agreement (including the Licensed Know-How and the regulatory data to be provided to Licensee pursuant to this Agreement) as well as from Licensee’s own development of technology derived from the practice of such license and Licensee’s use of such Licensed Technology, even after expiration of all Valid Claims of the Licensed Patents covering the composition of matter, manufacture, use or sale of POZEN Product in a country in the Territory. Accordingly, subject to the terms of Section 8.2.3 (Rate Step Down for Competing Product Entrants), Licensee’s royalty payment obligations under this Section 8.2 (Royalties) will commence upon First Commercial Sale of a Product in a particular country in the Territory and will expire on a country-by-country basis upon the later of: (i) expiration of the last-to-expire Valid Claim of the Licensed Patents that, but for the licenses granted in this Agreement, would be infringed by the sale of such Product in such country, and (ii) ten (10) years after the First Commercial Sale of such Product in such country (such period ending at the later of the periods set forth in clause (i) and (ii) above, the “Royalty Term”).

8.2.3            Rate Step Down For Competing Product Entrants. With respect to any particular Product and country in the Territory, if in any Calendar Quarter there is a Market Reduction of such Product (based on prescription market data published by IMS Health, Scott-Levin, or such other industry standard source as the Parties may agree), then the royalty rates which would otherwise apply to Net Sales of such Product in such country during such Calendar Quarter will be reduced to *** percent (***%) of the rates set forth in Section 8.2.1 (Royalty Rate); provided, that in no event will the *** (resulting in ***; and *** and ***).  Such reduced royalty rates will continue in effect, on a Product-by-Product and country-by-country basis, until expiration of the applicable Royalty Term.  As used in this Section 8.2.3, the term “Market Reduction” of a Product in a Calendar Quarter occurs when (i) the cumulative share achieved by Competing Products for such Product commercialized by Third Parties in such ***in such ***and (ii) ***in such ***to the ***occurred.  The example set forth in Schedule 8.2.3 illustrates the application of this Section 8.2.3.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.2.4            Third Party Payments.  If Licensee or a Sublicensee determines that a license to certain Third Party technology is reasonably necessary for the successful Development, Manufacture or Commercialization of a Product in the Territory, then Licensee will notify POZEN in writing of such determination.  The Parties will consult in good faith regarding the need for such Third Party technology and, subject to POZEN’s consent (not to be unreasonably withheld, conditioned or delayed), Licensee (or Sublicensee, if applicable) will negotiate the terms on which such a Third Party license would be granted to Licensee and will serve as the primary point of contact with the applicable Third Party licensor following the execution of the license agreement.  The royalties required to be paid by Licensee with respect to a Product in a particular country pursuant to Section 8.2 (Royalties) shall be subject to a reduction by Licensee in an amount equal to *** percent (***%) of the amount of *** that are *** under such *** in such *** for the *** of such ***; provided, that (i) ***of the ***in such *** and (ii) if such *** is a *** (i.e., if the ***).  For clarity and notwithstanding anything to the contrary in this Agreement, Licensee shall be solely responsible for any Third Party payment obligations it may have to Merck & Co., Inc. or its affiliates, without any offset or deduction. Any amount of Third Party Royalties that may, pursuant to the preceding paragraph be used to reduce royalties due hereunder, in any Calendar Quarter, but are not so used as a result of the limitation described in clause (i) of this paragraph may be carried over and used for further reduction in any succeeding royalty payment due for such Product.

8.2.5            ***.

8.3          Payments and Sales Reporting.

8.3.1            Sales Reporting.  Licensee will provide POZEN, within *** days (***) of the end of each Calendar Quarter, with a report setting forth, on a country-by-country and Product-by-Product basis, the amount of gross sales of each Product in such country in the Territory, a calculation of Net Sales, the currency conversion rate used and Dollar-equivalent of such Net Sales, and a calculation of the amount of royalty payment due on such Net Sales, provided that Licensee shall use reasonable efforts to provide such report as soon as practicable to accommodate POZEN’s SEC filing requirements and to provide such reports in a shorter time period than the periods specified above if Licensee has such reports available for its own internal purposes.  If any payment reduction is claimed by Licensee under this Agreement from the full royalty rates set forth in Section 8.2 (Royalties), then the report will set forth in detail the claimed reduction and the related facts.

8.3.2            Payment Timing.  Licensee will make royalty payments to POZEN within *** (***) days of the last day of each Calendar Quarter for which such payments are due under Section 8.2 (Royalties).

8.3.3            Payment Method.  All amounts due hereunder will be paid in United States Dollars by wire transfer in immediately available funds to the following account, or such other account as may be designated in writing by POZEN:

Receiving bank name:	***
Receiving bank address:	***,	***
ABA routing number (1):	*** (1) - required for domestic transfers
SWIFT BIC address (2):	*** (2) - required for international transfers
For credit to the account of:	POZEN Inc.
For credit to account number:	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.3.4            Currency Conversion.  All payments required under this Article 8 shall be made in U.S. Dollars.  For the purpose of computing the Net Sales of Licensed Products sold in a currency other than U.S. Dollars, such currency shall be converted from local currency to U.S. Dollars by Licensee in accordance with the rates of exchange for the relevant month for converting such other currency into U.S. Dollars used by Licensee’s internal accounting systems, which are independently audited on an annual basis.

8.3.5            Late Payments.  If a Party does not receive payment of any sum due to it on or before the due date, simple interest will thereafter accrue on the sum due to such Party until the date of payment at the per annum rate of *** percent (***%) over the then-current *** quoted by Citibank in New York City, or the maximum rate allowable by Applicable Law, whichever is lower.

8.4          Records; Audit.  Licensee will maintain complete and accurate records in sufficient detail to permit POZEN to confirm the accuracy of the calculation of payments under this Agreement.  Upon reasonable prior notice, such records will be available during regular business hours of Licensee for a period of *** (***) calendar years following the year in which such records were created, for examination at POZEN’s expense, and not more often than once each calendar year, by an independent certified public accountant selected by POZEN and reasonably acceptable to Licensee, for the sole purpose of verifying the accuracy of the financial reports furnished by Licensee pursuant to this Agreement.  Any such auditor will not disclose Licensee’s Confidential Information, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by Licensee or the amount of payments due by Licensee under this Agreement.  Any amounts shown to be owed but unpaid will be paid within *** (***) days from the accountant’s report, plus interest (as set forth in Section 8.3.5 (Late Payments)) from the original due date.  Any amounts determined to be overpaid will be refunded within *** (***) days from the accountant’s report.  POZEN will bear the full cost of such audit unless such audit discloses an underpayment of the amount actually owed during the applicable calendar year of more than *** percent (***%), in which case Licensee will bear the full cost of such audit.

8.5        Taxes.

8.5.1            General.  The royalties, milestones and other amounts payable by one Party to the other Party pursuant to this Agreement or the Three-Party Agreement (“Payments”) shall not be reduced on account of any taxes unless required by Applicable Law.  The Party receiving any Payment shall be responsible for paying any and all taxes (other than withholding taxes or deduction of tax at source required by Applicable Law to be paid by the paying Party) levied on account of, or measured in whole or in part by reference to, any Payments it receives.  The paying Party shall deduct or withhold from the Payments any taxes that it is required by Applicable Law to deduct or withhold.  Notwithstanding the foregoing, if the Party receiving payment is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, applicable withholding tax, it may deliver to the paying Party or the appropriate governmental authority (with the assistance of the paying Party to the extent that this is reasonably required and is expressly requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding tax or to relieve the paying Party of its obligation to withhold tax, and the paying Party shall apply the reduced rate of withholding tax, or dispense with withholding tax, as the case may be, provided that the paying Party has received evidence, in a form satisfactory to the paying Party, of the other Party’s delivery of all applicable forms (and, if necessary, its receipt of appropriate governmental authorization) at least *** (***) days prior to the time that the Payments are due.  If, in accordance with the foregoing, the paying Party withholds any amount, it shall pay to the other Party the balance when due, make timely payment to the proper taxing authority of the withheld amount, and send to the other Party proof of such payment within *** (***) days following that payment.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.5.2            Indirect Taxes.  Notwithstanding anything contained in Section 8.5.1 (General), this Section 8.5.2 (Indirect Taxes) shall apply with respect to Indirect Taxes.  All Payments are exclusive of Indirect Taxes.  If any Indirect Taxes are chargeable in respect of any Payments, the paying Party shall pay the Indirect Taxes at the applicable rate in respect of any such Payments following the receipt of an Indirect Taxes invoice in the appropriate form issued by the Party receiving Payments in respect of those Payments, such Indirect Taxes to be payable on the due date of the payment of the Payments to which such Indirect Taxes relate.

9.                    INTELLECTUAL PROPERTY

9.1          Prosecution and Maintenance of Licensed Patents.  POZEN will be responsible for the preparation, filing, prosecution and maintenance of the Licensed Patents (other than Joint Patents), at its own expense.  Notwithstanding the foregoing, ***.  POZEN will provide a copy of all proposed filings at least thirty (30) days in advance of the filing date and will consider in good faith the requests and suggestions of Licensee with respect to filing and prosecuting the Licensed Patents and will keep Licensee promptly informed of progress with regard to the preparation, filing, prosecution and maintenance of Licensed Patents.  In the event that POZEN desires to abandon any Licensed Patent, POZEN will provide reasonable prior written notice to Licensee of such intention to abandon (which notice will, in any event, be given no later than *** (***) days prior to the next deadline for any action that may be taken with respect to such Licensed Patent with any applicable patent office in the Territory), and Licensee will have the right to assume responsibility for such Licensed Patent.  For clarity, any Patent with Valid Claims solely directed to any product containing acetyl salicylic acid (including salts and derivatives thereof) is not a Licensed Patent; therefore, Licensee will have no right to assume responsibility for such Patent as provided under this Section 9.1 should Pozen decide to abandon such Patent.

9.2           Prosecution and Maintenance of Joint Patents.  Licensee will be responsible for the preparation, filing, prosecution and maintenance of Joint Patents, at its own expense.  Licensee will provide to POZEN a copy of all proposed filings at least *** (***) days in advance of the filing date and will consider in good faith the requests and suggestions of POZEN with respect to filing and prosecuting the Joint Patents and will keep POZEN promptly informed of progress with regard to the preparation, filing, prosecution and maintenance of Joint Patents.  In the event that Licensee desires to abandon any Joint Patent, Licensee will provide reasonable prior written notice to POZEN of such intention to abandon (which notice will, in any event, be given no later than *** (***) days prior to the next deadline for any action that may be taken with respect to such Joint Patent with any applicable patent office in the Territory), and POZEN will have the right to assume responsibility for such Joint Patent.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

9.3         Ownership of Inventions.  Inventorship of Inventions will be determined in accordance with the rules of inventorship under United States patent laws.  Subject to the licenses granted under this Agreement, as between the Parties, Licensee will own all Licensee Inventions, POZEN will own all POZEN Inventions, and Joint Inventions will be owned jointly by Licensee and POZEN; provided, however, that during the Term of this Agreement: (i) neither POZEN nor Licensee shall *** other than as expressly provided in this Agreement, including Section 7.1 (Licensed Technology), without the consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, and (ii) neither Party shall assign, pledge, encumber, license or otherwise transfer any of its rights in any Joint Invention or Joint Patent without the other Party’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.  Upon any expiration or termination of this Agreement, each Party will have the right to exploit, license and grant rights to sublicense each such Joint Invention and Joint Patent, without any duty of accounting to the other Party, and each Party hereby consents, and agrees to consent, without payment of any further consideration or royalty, to the Joint Party’s exploitation and licensing of said Joint Party’s interest in such Joint Invention or Joint Patent to Third Parties; provided, that nothing in this Section 9.3 gives either Party any right or license under any intellectual property rights Controlled by the other Party other than Joint Inventions and Joint Patents, regardless of whether such rights are necessary in order to exploit the Joint Inventions and Joint Patents pursuant to this Section 9.3.

9.4          Disclosure.  Each Party will promptly disclose to the other Party in writing, and will cause its Affiliates, agents, and independent contractors to so disclose to the other Party, the conception and reduction to practice of any Invention.

9.5         Cooperation.  Each Party acknowledges the importance of securing and maintaining effective patent protection for the Licensed Technology and Joint Patents.  Each Party agrees to cooperate fully in the preparation, filing, prosecution and maintenance of the Licensed Patents and Joint Patents and in the obtaining and maintenance of any patent extensions, supplementary protection certificates and the like with respect to the Licensed Patents and Joint Patents.  Such cooperation includes, but is not limited to: (a) executing all papers and instruments, or requiring its employees or contractors, to execute such papers and instruments, so as to effectuate the ownership of Inventions set forth in Section 9.3 (Ownership of Inventions), and Patents in the Territory claiming or disclosing such Inventions, and to enable the other Party to apply for and to prosecute patent applications in any country in the Territory; and (b) promptly informing the other Party of any matters coming to such Party’s attention that may affect the preparation, filing, prosecution or maintenance of any such patent applications.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

9.6          Enforcement of Licensed Patents.

9.6.1            Infringement by Third Parties.  Licensee and POZEN will each, within *** (***) Business Days of learning of any alleged or threatened infringement of the Licensed Patents or Joint Patents, notify the other Party in writing.  *** will have the first right, but not the obligation, to prosecute any such infringement.  If *** does not commence an infringement action against the alleged or threatened infringement (i) within *** (***) days following the detection of the of alleged infringement, or (ii) *** (*** Business Days before the time limit, if any, set forth in appropriate laws and regulations for filing of such actions, whichever comes first, then *** will so notify *** promptly, and *** may commence litigation with respect to the alleged or threatened infringement at its own expense.  For clarity, any Patent with Valid Claims solely directed to any product containing acetyl salicylic acid (including salts and derivatives thereof) is not a Licensed Patent; therefore, Licensee will have no right to prosecute any infringement of such Patent under this Section 9.6.1.  Notwithstanding anything in this Section 9.6.1 to the contrary, Licensee shall not have the right to prosecute an infringement action under this Section 9.6.1 unless such action involves a Product.

9.6.2            Challenge by Third Parties.  Licensee and POZEN will each notify the other Party in writing within *** (***) Business Days of learning of any alleged or threatened opposition, reexamination request, action for declaratory judgment, nullity action, interference or other attack upon the validity, title or enforceability of the Licensed Patents or Joint Patents by a Third Party.  *** will have the first right, but not the obligation, to defend any such challenge.  If *** does not commence Diligent Efforts to defend against the alleged or threatened challenge (i) within *** (***) days following the detection of the alleged challenge, or (ii) *** (***) Business Days before the time limit, if any, set forth in appropriate laws and regulations for making a filing in defense of such a challenge, whichever comes first, then *** will so notify *** promptly, and *** may take action with respect to the alleged or threatened challenge at its own expense.  For clarity, any Patent with Valid Claims solely directed to any product containing acetyl salicylic acid (including salts and derivatives thereof) is not a Licensed Patent; therefore, Licensee will have no right to defend any challenge of such Patent under this Section 9.6.2.

9.6.3            Cooperation.  In the event a Party brings an infringement action pursuant to Section 9.6.1 (Infringement by Third Parties), the other Party will cooperate fully, including, if required to bring such action, the furnishing of a power of attorney or to join such action as a necessary party, executing all papers and instruments, or requiring its employees or contractor, to execute such papers and instruments, so as to successfully prosecute any such actions.  Neither Party will have the right to settle any patent infringement litigation under this Section 9.6.3 (Cooperation) in a manner that could be reasonably expected to diminish the rights or interest of the other Party, or adversely effect the validity or enforceability of such other Party’s Patents, without the express written consent of such other Party.  The Party commencing the litigation will provide the other Party with copies of all pleadings and other documents filed with the court and will consider reasonable input from the other Party during the course of the proceedings.

9.6.4            Recovery.  Except as otherwise agreed by the Parties in connection with a cost sharing arrangement, any recovery realized as a result of such litigation described in Section 9.6.1 (Infringement by Third Parties) (whether by way of settlement or otherwise) will be first allocated to reimbursement of unreimbursed legal fees and all litigation expenses incurred by the Party initiating the proceeding, then toward reimbursement of any of unreimbursed legal fees and all litigation expenses of the other Party, and then the remainder will be divided between the Parties as follows:  (a) settlements, damages or other monetary awards recovered pursuant to a suit, action or proceeding brought by *** will be *** and subject to the *** set forth in Section ***; and (b) settlements, damages or other monetary awards recovered pursuant to a suit, action or proceeding brought by *** will be ***.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

9.7         Defense of Infringement Claims.  If the manufacture, sale or use of a POZEN Product pursuant to this Agreement results in any claim, suit, or proceeding by a Third Party alleging that such activities infringe a Third Party patent, or if a Third Party threatens such a claim, suit or proceeding, each Party will promptly notify the other Party thereof.  *** (or its ***) will have the exclusive right to defend and control the defense of any such claim, suit or proceeding at its own expense, using counsel of its own choice; provided, that if any such proceedings involve matters relating to the validity or enforceability of the Licensed Patents or Joint Patents, then the provisions of Section 9.6.3 (Cooperation) above shall apply.  In any claim, suit or proceeding under this Section 9.7, *** will keep *** reasonably informed of all material developments in connection with any such claim, suit, or proceeding; provided, that if *** is named as a defendant in any such claim, suit or proceeding, that *** shall have the right to participate in the defense using counsel of its choice at its own expense.  In any claim, suit or proceeding under this Section 9.7, *** agrees to provide *** with copies of all pleadings filed in such action and to allow *** reasonable opportunity to participate in the defense of the claims.

9.8          Patent Term Extension and Supplementary Protection Certificate.  Upon receiving Marketing Approval for a POZEN Product, the Parties agree to coordinate the application for any patent term extension or supplementary protection certificates that may be available.  The primary responsibility of applying for any extension or supplementary protection certificate will be the Party having the right to make the application under the Applicable Law.  The Party responsible for filing the application will keep the other Party fully informed of its efforts to obtain such extension or supplementary protection certificate.  Each Party will provide prompt and reasonable assistance, without additional compensation, to obtain such patent extension or supplementary protection certificate.  The Party filing such request will pay all expenses in regard to obtaining the extension or supplementary protection certificate.

9.9         Consequence of Patent Challenge.  If Licensee or its Affiliates challenge the validity or enforceability of any of the Licensed Patents by any opposition, reexamination request, action for declaratory judgment, nullity action, interference or other attack upon the validity, title or enforceability thereof before any governmental agency, court or other similar adjudicative forum (any such proceeding, a “Patent Challenge”), such Patent Challenge shall give POZEN the right to terminate this Agreement as provided in Section 12.3 (Termination for Material Breach) or to terminate all licenses granted under any of the Licensed Patents subject to such Patent Challenge; provided, that the foregoing provisions of this Section 9.9 (Consequence of Patent Challenge) will not apply in the event that, prior to such Patent Challenge, POZEN or any of its licensees or assignees initiates or threatens litigation against, or makes claims or assertions against, Licensee or its Affiliates, Sublicensees or Third Party contractors, that allege that any of such parties infringe a Licensed Patent.

9.10       Patent Marking.  Any POZEN Product marketed and sold by Licensee under this Agreement will be marked with appropriate patent numbers or indicia as permitted or required by law.  The Parties agree to cooperate to reach a decision on the marking requirements.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

10.                REPRESENTATIONS, WARRANTIES; COVENANTS

10.1      Reciprocal Representations and Warranties.  Each Party represents and warrants to the other Party that:  (a) this Agreement is a legal and valid obligation binding upon its execution and enforceable against it in accordance with its terms and conditions; and (b) the execution, delivery and performance of this Agreement by such Party has been duly authorized by all necessary corporate action, and the person executing this Agreement on behalf of such Party has been duly authorized to do so by all requisite corporate actions.

10.2      DISCLAIMER OF WARRANTY.  EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 10.1 (RECIPROCAL REPRESENTATIONS AND WARRANTIES), EACH PARTY MAKES NO REPRESENTATIONS AND GRANTS NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND POZEN AND LICENSEE EACH SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY OR MERCHANTABILITY, OR ANY WARRANTY AS TO THE VALIDITY OR ENFORCEABILITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

10.3       POZEN Non-Compete.  POZEN covenants that it will not at any time prior to the expiration of the Royalty Term, and will ensure that its Affiliates do not, directly or indirectly, develop or commercialize or license any Third Party to develop or commercialize any product having a *** in the Territory; provided, that after *** (***) years following the Commercial Launch of a POZEN Product in the European Union, POZEN and its Affiliates shall be free, in the European Union only, to Develop, Commercialize or license a Third Party to Develop or Commercialize a product having a *** in *** with an ***.  Without limiting Licensee’s rights under this Agreement or otherwise, in case of any breach of this Section 10.3 (POZEN Non-Compete), Licensee will notify POZEN and, if such breach is not cured by POZEN within *** (***) days after receipt of such notice, ***.

10.4  ***.

10.5      Other Covenants.

10.5.1            POZEN will not enter into any agreement, whether written or oral with respect to, or otherwise assign, transfer, license, convey or otherwise encumber its rights, title or interest in the Licensed Technology (including by granting any covenant not to sue with respect thereto) to any Person in a manner that is inconsistent with the rights and licenses granted to Licensee under this Agreement.

10.5.2            Each Party will obtain from each of its Affiliates, sublicensees, employees and agents and from the employees and agents of its Affiliates, sublicensees and agents who are or will be involved in the Development of the POZEN Products or of the Licensed Technology, rights to any and all inventions, information, and intellectual property rights conceived in the course of performance of this Agreement, necessary to enable such Party to grant the licenses and other rights granted to the other Party under this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

11.                CONFIDENTIALITY.

11.1       Definition.  “Confidential Information” means information, including scientific and manufacturing information and plans, marketing and business plans, and financial and personnel matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business, communicated by a Party (a “Disclosing Party”) to the other Party (a “Receiving Party”) (a) after the Amended and Restated Effective Date in connection with this Agreement or the performance of its obligations hereunder or (b) in connection with (i) that certain confidentiality agreement between the Parties dated as of March 27, 2006,  (ii) that certain confidentiality agreement between the Parties dated as of June 15, 2006 or (iii) the Original Agreement, in each case ((i), (ii) and (iii)), except to the extent that such information relates exclusively to the exploitation of Products outside the Territory.  Notwithstanding the foregoing or any other provision of this Agreement to the contrary, during the Term, the Licensed Know-How will be deemed to be the Confidential Information of both Parties.

11.2      Exclusions.  Notwithstanding the foregoing, information of a Disclosing Party will not be deemed Confidential Information with respect to a Receiving Party for purposes of this Agreement to the extent the Receiving Party can demonstrate by competent evidence that such information:

11.2.1            was already known to the Receiving Party or its Affiliates, as evidenced by their written records, other than under an obligation of confidentiality or non-use, at the time of disclosure to the Receiving Party;

11.2.2            was generally available or was otherwise part of the public domain at the time of its disclosure to the Receiving Party;

11.2.3            became generally available or otherwise became part of the public domain after its disclosure to the Receiving Party, through no fault of or breach of its obligations under this Section 11 (Confidentiality) by the Receiving Party;

11.2.4            was disclosed to the Receiving Party or any of its Affiliates, other than under an obligation of confidentiality or non-use, by a Third Party who had no obligation to the Party that controls such information and know-how not to disclose such information or know-how to others; or

11.2.5            was independently discovered or developed by the Receiving Party or its Affiliates, as evidenced by their written records, without the use of, and by personnel who had no access to, Confidential Information belonging to the Party that controls such information and know-how.

11.3      Disclosure and Use Restriction.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the parties, the parties agree that, during the Term and for *** (***) years thereafter, the Receiving Party will keep confidential and will not publish or otherwise disclose and will not use for any purpose other than as expressly provided for in this Agreement any Confidential Information of the Disclosing Party.  The Receiving Party may use such Confidential Information only to the extent required to accomplish the purposes of this Agreement or in connection with the exercise of its rights hereunder.  The Receiving Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that its employees, agents, consultants and other representatives do not disclose or make any unauthorized use of the Confidential Information.  The Receiving Party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

11.4       Authorized Disclosure. A Receiving Party may disclose Confidential Information of a Disclosing Party to the extent that such disclosure is:

11.4.1            made in response to a valid order of a court of competent jurisdiction or other governmental or regulatory body of competent jurisdiction; provided, however, that such Receiving Party will have given notice to the Disclosing Party within *** (***) Business Days of receipt of such order and given the Disclosing Party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental or regulatory body or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that if a disclosure order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order will be limited to that information which is legally required to be disclosed in response to such court or governmental order;

11.4.2            otherwise required by law; provided, that the Disclosing Party will provide the Receiving Party with notice of such disclosure at least *** (***) days in advance thereof to the extent practicable and take reasonable steps as requested by the Disclosing Party to protect the Disclosing Party’s rights;

11.4.3            made by a Receiving Party, in connection with the performance of this Agreement, (a) to Affiliates, employees, consultants, representatives or agents, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 11 (Confidentiality) or (b) to Regulatory Authorities in the Territory (provided, that in the case of disclosures to Regulatory Authorities, the Receiving Party will, to the extent practicable, provide the Disclosing Party with notice of such disclosure at least *** (***) days in advance thereof and will reasonably consider any comments received from the Disclosing Party);

11.4.4            made by a Receiving Party to existing or potential acquirers or merger candidates; potential sublicensees or collaborators (to the extent contemplated hereunder); investment bankers; existing or potential investors, venture capital firms or other financial institutions or investors for purposes of obtaining financing; or Affiliates, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 11 (Confidentiality); or

11.4.5            made by the Receiving Party with the prior written consent of the Disclosing Party.

11.4.6            POZEN shall not make any public statement in the Territory regarding Esomeprazole or Nexium that is not consistent with any written document agreed to by POZEN and Licensee under the Original Agreement specifying the statements regarding Esomeprazole and Nexium that POZEN’s representatives are permitted to make in response to appropriate questions from POZEN investors relating to POZEN Products in the Territory, which document shall be updated by the Parties by mutual agreement as appropriate from time to time, such agreement not to be unreasonably withheld, conditioned or delayed.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

11.5      Use of Name.  Neither Party may make public use of the other Party’s name except (a) in connection with announcements and other disclosures relating to this Agreement and the activities contemplated hereby as permitted in Section 11.6 (Press Releases), (b) as required by Applicable Law, and (c) otherwise as agreed in writing by such other Party.

11.6       Press Releases.

11.6.1            On or after the Execution Date of this Agreement at a mutually agreed time, each Party will issue a mutually agreed press release announcing the existence of this Agreement each in the form and substance to be mutually agreed upon in advance.  For subsequent press releases and other written public disclosures relating to this Agreement or the Parties’ relationship hereunder (each, a “Public Disclosure”), each Party will use reasonable efforts to submit to the other Party a draft of such Public Disclosures for review and comment by the other Party at least *** (***) Business Days prior to the date on which such Party plans to release such Public Disclosure, and in any event will submit such drafts at least *** prior to the release of such Public Disclosure, and will review and consider in good faith any comments provided in response.  Notwithstanding the foregoing, subject to Section ***.

11.6.2            If a Party is unable to comply with the foregoing *** notice requirement because of a legal obligation or stock exchange requirement to make more rapid disclosure, such Party will not be in breach of this Agreement but will in that case provide notice as promptly as practicable under the circumstances.

11.6.3            A Party may publicly disclose, without regard to the preceding requirements of this Section 11.6 (Press Releases), information that was previously disclosed in a Public Disclosure that was in compliance with such requirements.

11.7      Terms of Agreement to be Maintained in Confidence.  The Parties agree that the terms of this Agreement are confidential and will not be disclosed by either Party to any Third Party (except to a Party’s professional advisors, including without limitation accountants, financial advisors, and attorneys) without prior written permission of the other Party; provided, however, that (a) either Party may make any filings of this Agreement required by law or regulation in any country so long as such Party uses its reasonable efforts to obtain confidential treatment for portions of this Agreement as available, consults with the other Party, and permits the other Party to participate, to the greatest extent practicable, in seeking a protective order or other confidential treatment; (b) either Party may disclose this Agreement on a confidential basis to existing or potential Third Party investors, lenders or acquirors or, in the case of Licensee, to existing or potential Sublicensees, in each case in connection with due diligence or similar investigations; and (c) a Party may publicly disclose, without regard to the preceding requirements of this Section 11.7, information that was previously disclosed in compliance with such requirements.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

12.                TERM AND TERMINATION

12.1       Amended and Restated Effective Date.  This Agreement (other than this Section 12.1, which is binding and effective as of the Amended and Restated Execution Date), shall not become effective unless and until the closing of a Divestiture occurs (the date of such closing, the “Amended and Restated Effective Date”), and upon the Amended and Restated Effective Date this Agreement and all of its terms and provisions shall be automatically effective and binding on both Parties.  The Original Agreement shall not be amended and restated or otherwise superseded by this Agreement until the Amended and Restated Effective Date.  If the Amended and Restated Effective Date has not occurred by December 31, 2013, then this Agreement, including this Section 12.1, shall terminate and be of no further force and effect.  For clarity, such termination will not give rise to any of the effects or consequences set forth in Section 12.6.

12.2      Term.  The term of this Agreement will commence as of the Effective Date and, unless earlier terminated in accordance with this Section 12 (Term and Termination), will expire upon the expiration of the Royalty Term for all POZEN Products in all countries in the Territory (the “Term”).

12.3        Termination for Material Breach.  In the event that either Party (the “Breaching Party”) shall be in material default of any of its material obligations under this Agreement, in addition to any other right and remedy the other Party (the “Non-Breaching Party”) may have, the Non-Breaching Party may terminate this Agreement in its entirety or with respect to the country or countries in the Territory to which such material default applies by *** (***) days prior written notice (the “Notice Period”) to the Breaching Party, specifying the breach and its claim of right to terminate; provided, that the termination shall not become effective at the end of the Notice Period if the Breaching Party cures the breach complained about during the Notice Period (or, if such default cannot be cured within such Notice Period, if the Breaching Party commences actions to cure such default within the Notice Period and thereafter diligently continues such actions); provided, further, that in the event that Licensee is the Party in material default and the default is with respect to Licensee’s failure to use Diligent Efforts as required under this Agreement with respect to the Initial POZEN Products in a particular Major Ex-U.S. Market Country, POZEN shall have the right to terminate this Agreement only with respect to such country and not in its entirety.  It is understood that termination pursuant to this Section 12.3 (Termination for Material Breach) shall be a remedy of last resort and may be invoked only in the case where the breach cannot be reasonably remedied by the payment of money damages or other remedy under applicable law.  If either Party initiates a dispute resolution procedure as permitted under this Agreement prior to the end of the Notice Period to resolve the dispute for which termination is being sought and is diligently pursuing such procedure, including any litigation following therefrom, the termination shall become effective only if and when such dispute is finally resolved through such dispute resolution procedure.  This Section 12.3 (Termination for Material Breach) defines exclusively the Parties’ right to terminate in case of any material breach of this Agreement.

12.4       Termination for Cause. If a Post-Approval Failure occurs anywhere in the Territory, Licensee may, at its option, terminate the Agreement either in its entirety, or in the country where the Post-Termination Failure occurred only, or on a country-by-country basis with respect to one or more countries of the Territory; provided, that written notice of termination must be delivered to POZEN within *** (***) days following such Post-Approval Failure.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

12.5       Termination at Will.  Licensee may terminate this Agreement in its entirety at any time at will upon *** (***) days’ prior written notice to POZEN.

12.6      Consequences of Expiration and Termination.

12.6.1            Effect of Expiration.  Upon expiration (but not earlier termination) of the Term pursuant to Section 12.2 (Term), Licensee will have a non exclusive, irrevocable, perpetual, fully-paid license, with the right to sublicense, under the Licensed Technology to research, develop, make, use, sell, offer for sale, and import the POZEN Product in the Field of Use in the Territory.

12.6.2            Effect of Termination Generally.  The use by either party hereto of a termination right provided for under this Agreement and in accordance with this Agreement shall not give rise to the payment of damages or any other form of compensation or relief to the other party with respect thereto.  Subject to the preceding sentence, termination of this Agreement shall not preclude either party from claiming any other damages, compensation or relief that it may be entitled to upon such termination or for any breach of this Agreement.

12.6.3            Effect of Termination for Cause or for Material Breach.  If either Party terminates this Agreement pursuant to Section 12.3 (Termination for Material Breach) in its entirety or with respect to a particular country, or if either Party terminates this Agreement pursuant to Section 12.4 (Termination for Cause) in its entirety or with respect to a particular country or group of countries, all rights and licenses granted by POZEN to Licensee and all obligations of Licensee and POZEN under this Agreement will terminate immediately with respect to all countries in which this Agreement has been terminated.

12.6.4            Effect of Termination At Will.  Upon termination of this Agreement pursuant to Section 12.5 (Termination at Will), all rights and licenses granted by POZEN to Licensee under this Agreement will terminate immediately.  In addition, the following provisions will apply:

(a)  Licensee shall, at its sole option, do one of the following (which, in either case, shall be the sole and exclusive consideration owed to POZEN on account of such termination):

(i)            pay POZEN an amount equal to $***; or

(ii)          only if Licensee is able to convey to POZEN materially the same freedom to operate with respect to the Manufacture and Commercialization of any POZEN Product Commercialized by Licensee at the time of such termination (the “Commercialized POZEN Product”) as Licensee enjoyed immediately prior to such termination in the Territory, perform the actions described in paragraphs (1) through (10) below:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(1)	To the extent permitted by Applicable Law, Licensee shall transfer and assign to POZEN all Regulatory Materials and Marketing Approvals that are Controlled by Licensee for Commercialized POZEN Product in the Territory.

(2)	Licensee shall transfer to POZEN or its designee the management and continued performance of any clinical trials for the Commercialized POZEN Product ongoing as of the effective date of such termination, which clinical trials will be conducted at POZEN’s expense after such transfer.

(3)	Upon POZEN’s request, Licensee shall transfer to POZEN at Licensee’s full manufacturing cost any stock of finished Commercialized POZEN Product held by Licensee or its Affiliates for use in the Territory.

(4)	Licensee shall for a reasonable period of time, provide such assistance, at no cost to POZEN, to transfer or transition to POZEN all other technology or know-how Controlled by Licensee, or then-existing commercial arrangements (to the extent transferable in accordance with the terms and conditions of such arrangements) as may be reasonably necessary or useful for POZEN to commence or continue developing, manufacturing, or Commercializing the Commercialized POZEN Products in the Territory, to the extent Licensee is then performing or having performed such activities (including without limitation transferring, upon request of POZEN, any agreements or arrangements with Third Party suppliers or vendors to supply or sell the Commercialized POZEN Product, to the extent such agreements or arrangements are transferable in accordance with their terms and conditions).

(5)	Licensee shall transfer to POZEN or its designee any then-current manufacturing processes for the Commercialized POZEN Product. In addition, to the extent that Licensee or its Affiliate is then manufacturing Commercialized POZEN Product, Licensee will negotiate in good faith a supply agreement for the Commercialized POZEN Product on commercially reasonable terms under which Licensee will continue to manufacture, and will supply to POZEN, at a cost that equals *** percent (***%) of Licensee’s actual manufacturing costs (calculated in accordance with Licensee’s standard cost and accounting policies), POZEN’s requirements of POZEN Product for the Territory, for a period of up to *** (***) years, in order to permit POZEN to establish sufficient manufacturing capacity for Commercialized POZEN Product; provided, however, that POZEN shall use commercially reasonable efforts to transition manufacture of the Commercialized POZEN Product to a Third Party as soon as reasonably practicable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(6)	The supply agreement entered into between POZEN and Licensee as contemplated by paragraph (5) above shall provide that at all times that Licensee is supplying POZEN Product under such agreement, allow a delegation consisting of a reasonable number of representatives of POZEN, no more than once per calendar year, to inspect and audit any Licensee facility where such Commercialized POZEN Product, including its active pharmaceutical ingredients (except for ***), is Manufactured, and the documentation generated in connection with the Manufacture and testing of such Commercialized POZEN Product for the purpose of verifying that the POZEN Product is being manufactured in accordance with applicable Laws. The supply agreement entered into between POZEN and Licensee as contemplated by paragraph (5) above shall provide that such inspections will take place during regular business hours and after at least thirty (30) days prior notice to Licensee. POZEN will discuss the results of any inspection with Licensee. Any inspection by or on behalf of POZEN, if it occurs, does not relieve Licensee of its obligation to comply with all Applicable Laws and does not constitute a waiver of any right otherwise available to POZEN. POZEN will treat all information subject to review under this paragraph in accordance with the provisions of Section 11 (Confidentiality) and will cause any Third Party representative retained by POZEN (and reasonably acceptable to Licensee) to enter into a reasonably acceptable confidentiality agreement with Licensee obligating such auditor to maintain all such information in confidence pursuant to such confidentiality agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(7)	The supply agreement entered into between POZEN and Licensee as contemplated by paragraph (5) above shall provide that, during any period when Licensee is supplying Commercialized POZEN Product under such agreement, Licensee shall notify POZEN promptly following notice from the FDA or any Regulatory Authority of a visit to any Licensee facility where such Commercialized POZEN Product is Manufactured. The supply agreement entered into between POZEN and Licensee as contemplated by paragraph (5) above shall provide that Licensee will inform POZEN of the results of any inspection by a Regulatory Authority that does or could reasonably be expected to affect the Manufacture of such Commercialized POZEN Product. Licensee will promptly provide POZEN with copies of notifications from any Regulatory Authority (including, without limitation, any Form No. 483 notification, Enforcement Inspection Reports, Notice of Adverse Finding, etc.). POZEN will treat all information subject to review under this paragraph in accordance with the provisions of Section 11 (Confidentiality) and will cause any Third Party auditor retained by POZEN (and reasonably acceptable to Licensee) to enter into a reasonably acceptable confidentiality agreement with Licensee obligating such auditor to maintain all such information in confidence pursuant to such confidentiality agreement.

(8)	During any period when Licensee is supplying POZEN Product under the supply agreement between POZEN and Licensee contemplated by paragraph (5) above, or POZEN is using such Commercialized POZEN Product, Licensee shall grant to POZEN rights of reference (including by providing a letter of authorization to the applicable Regulatory Authorities) to any Licensee IND or NDA pertaining to Esomeprazole. Upon the expiration of such right, POZEN will send written notice to such effect to the applicable Regulatory Authority.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(9)	Licensee shall grant to POZEN an exclusive, royalty-bearing license, with the right upon prior written notice to Licensee to sublicense through multiple tiers, under any Patents Controlled by Licensee that would be infringed by the manufacture, use or sale of Commercialized POZEN Products, solely to make, have made, use, sell, offer for sale, have sold, import, and export such Commercialized POZEN Products in the Field of Use in the Territory. In consideration of the foregoing license, POZEN shall pay to Licensee royalties on net sales of Commercialized POZEN Products at the rates specified in Section 8.2 (Royalties). For purposes of the foregoing royalty obligations, the references to “Licensee” in Section 8.1 through 8.5 inclusive, and in the related definitions shall be deemed to be, and shall be, references to “POZEN” for purposes of this paragraph. The royalties provided for under this paragraph shall be the sole payments due by POZEN to Licensee in connection with the practice of such license, and Licensee shall be solely responsible for any payment obligations it may have to Merck & Co., Inc. or its affiliates in connection therewith.

(10)	Licensee shall grant to POZEN a non-exclusive, perpetual, irrevocable license under the Product Trademarks to use such marks for the promotion and sale of Commercialized POZEN Products, including the Initial POZEN Product, in the Field of Use in the Territory.

For the avoidance of doubt, in the event that, upon termination pursuant to Section 12.5 (Termination at Will), Licensee is not able to convey to POZEN the same freedom to operate with respect to the Manufacture and Commercialization of Commercialized POZEN Products in the Territory as Licensee enjoyed immediately prior to such termination in all material respects, then Licensee shall be obligated to make the applicable payment to POZEN specified in Section 12.6.4(a)(i) (Effect of Termination at Will).

(b)  Any termination fee due pursuant to Section 12.6.4(a) (Effect of Termination at Will) above shall be due within *** (***) days after Licensee’s exercise of is termination right under Section 12.5 (Termination at Will).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

12.7       Termination for Insolvency.  This Agreement may be terminated by written notice by either Party at any time during the Term upon the declaration by a court of competent jurisdiction that the other Party is bankrupt and, pursuant to the U.S. Bankruptcy Code such other Party’s assets are to be liquidated; upon the filing or institution of bankruptcy, liquidation or receivership proceedings (other than reorganization proceedings under Chapter 11 of the U.S. Bankruptcy Code); or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; or in the event a receiver or custodian is appointed for such Party’s business; provided, however, that in the case of any involuntary proceeding, such right to terminate shall only become effective if the proceeding is not dismissed within 60 days after the filing thereof (each of the foregoing, a “Bankruptcy Event”).

12.8       Effect of Bankruptcy.  All rights and licenses with respect to Patents and Know-How granted under or pursuant to this Agreement by one Party to the other Party are, for all purposes of Section 365(n) of Title 11 of the United States Code (“Title 11”), licenses of rights to “intellectual property” as defined in Title 11.  Each Party agrees that the other Party, as licensee of such rights under this Agreement shall retain and may fully exercise all of its rights and elections under Title 11.  POZEN *** Licensee *** POZEN *** POZEN ***: (i) ***, (ii) ***(iii) ***, (v) ***, (vi) ***, and (vii) ***.  POZEN agrees not to interfere with Licensee and its Affiliates’ exercise of rights and licenses to intellectual property licensed hereunder and embodiments thereof in accordance with this Agreement and agrees to use commercially reasonable efforts to assist Licensee and its Affiliates to obtain such intellectual property and embodiments thereof in the possession or control of Third Parties as reasonably necessary or desirable for Licensee or its Affiliates to exercise such rights and licenses in accordance with this Agreement.  Each party agrees and acknowledges that all payments by Licensee to POZEN payable under this Agreement other than royalty payments pursuant to Section 8.2 (Royalties) and commercialization milestone payments under the Three-Party Agreement do not constitute “royalties” within the meaning of Section 365(n) of Title 11 or relate to licenses of intellectual property hereunder.

12.9     Formulation Technology.  If Licensee terminates this Agreement for any reason other than for material breach by POZEN under Section 12.3 or as a result of POZEN’s insolvency under Section 12.7, then, subject to the terms and conditions of this Agreement, Licensee agrees to grant to POZEN, and does hereby grant effective automatically upon such termination, (a) a perpetual, irrevocable, non-exclusive license or sublicense under the Formulation Technology, with the right to grant sublicenses and authorize the grant of sublicenses to the extent provided in this Section 12.9, to make, have made, use, sell, offer for sale, and import POZEN Products in the Territory and (b) a perpetual, irrevocable, non-exclusive license or sublicense, as applicable, under the Formulation Technology, with the right to grant sublicenses and authorize the grant of sublicenses to the extent provided in this Section 12.9, to Develop and Manufacture (but not sell or otherwise Commercialize) POZEN Products outside the Territory solely in support of the Development or Commercialization of the POZEN Products in the Territory; provided, that nothing herein gives POZEN any right or license under any other intellectual property rights Controlled by Licensee, regardless of whether such rights are necessary in order to exploit the Formulation Technology pursuant to this Section 12.9.  POZEN may grant sublicenses and the right to grant further sublicenses under the foregoing license only as follows: (i) for any sublicense relating to the development or commercialization of a Commercialized POZEN Product in the Territory, POZEN may grant such sublicense upon notice to Licensee, but without obtaining Licensee’s consent, and (ii) for any sublicense relating to POZEN Products other than Commercialized POZEN Products in the Territory, POZEN may grant such sublicense with Licensee’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

12.10  Survival.  Expiration or termination of this Agreement will not relieve the Parties of any obligation accruing prior to such expiration or termination.  The provisions of Sections 8.2 (Royalties), 8.3 (Payments and Sales Reporting), 8.4 (Records; Audits), 9.2 (Prosecution and Maintenance of Joint Patents), 9.3 (Ownership of Inventions), 10.4 (Disclaimer of Warranty), 11 (Confidentiality), 12.6 (Consequences of Expiration and Termination), 12.8 (Effect of Bankruptcy), 12.9 (Formulation Technology), 12.10 (Survival), 13 (Indemnification and Insurance), 14 (Limitation of Liability), and 15 (Miscellaneous) will survive any termination or expiration of this Agreement (other than a termination pursuant to Section 12.1).

13.                 INDEMNIFICATION AND INSURANCE

13.1       Indemnification by POZEN.  POZEN hereby agrees to save, defend and hold Licensee and its Affiliates and their respective directors, officers, employees and agents (each, a “Licensee Indemnitee”) harmless from and against any and all claims, suits, actions, demands, liabilities, expenses and/or loss, including reasonable legal expense and attorneys’ fees (collectively, “Losses”) (a) to which any Licensee Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise directly or indirectly out of: (i) the gross negligence or willful misconduct of any POZEN Indemnitee or (ii) the breach by POZEN of any warranty, representation, covenant or agreement made by POZEN in this Agreement; except, in each case, to the extent such Losses result from the gross negligence or willful misconduct of any Licensee Indemnitee or the breach by Licensee of any warranty, representation, covenant or agreement made by Licensee in this Agreement or (b) for which POZEN is required to indemnify such Licensee Indemnitee pursuant to Section 13.2 of the Original Agreement (other than with respect to those claims, suits, acts, damages, demands, liabilities, rights of action and causes of action that were released by AstraZeneca AB pursuant to that certain side letter between POZEN and AstraZeneca AB, dated September 16, 2013).

13.2       Indemnification by Licensee.  Licensee hereby agrees to save, defend and hold POZEN and its Affiliates and their respective directors, officers, employees and agents (each, an “POZEN Indemnitee”) harmless from and against any and all Losses (a) to which any POZEN Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise directly or indirectly out of: (i) the development, manufacture, use, handling, storage, sale or other disposition of any Product by Licensee, its Affiliates or any of their respective Sublicensees, (ii) the gross negligence or willful misconduct of any Licensee Indemnitee, or (iii) the breach by Licensee of any warranty, representation, covenant or agreement made by Licensee in this Agreement, in each case ((a)(i), (ii), and (iii)), after the Amended and Restated Effective Date; except, in each case, to the extent such Losses result from the gross negligence or willful misconduct of any POZEN Indemnitee or the breach by POZEN of any warranty, representation, covenant or agreement made by POZEN in this Agreement or (b) for which Licensee is required to indemnify such POZEN Indemnitee pursuant to Section 13.2 of the Original Agreement (other than with respect to those claims, suits, acts, damages, demands, liabilities, rights of action and causes of action that were released by POZEN pursuant to that certain side letter between POZEN and AstraZeneca AB, dated September 16, 2013).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

13.3       Indemnification Procedure.

13.3.1            Notice of Claim.  The indemnified Party will give the indemnifying Party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under Section 13.1 (Indemnification by POZEN) or Section 13.2 (Indemnification by Licensee); provided, however, that the failure to give such prompt written notice will not relieve Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that the Indemnifying Party is actually prejudiced as a result of such failure.  In no event will the Indemnifying Party be liable for any Losses that result from any delay in providing such notice.  Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time).  The indemnified Party will furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses.  All indemnification claims in respect of a Party, its Affiliates or their respective directors, officers, employees and agents (collectively, the “Indemnitees” and each an “Indemnitee”) will be made solely by such Party to this Agreement (the “Indemnified Party”).

13.3.2            Control of Defense.  At its option, the Indemnifying Party may assume the defense of any claim for which indemnification is sought (a “Third Party Claim”) by giving written notice to the Indemnified Party within *** (***) days after the Indemnifying Party’s receipt of an Indemnification Claim Notice.  Upon assuming the defense of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party.  In the event the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will immediately deliver to the Indemnifying Party all original notices and documents (including court papers) received by any Indemnitee in connection with the Third Party Claim.  Should the Indemnifying Party assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third Party Claim.

13.3.3            Right to Participate in Defense.  Without limiting Section 13.3.2 (Control of Defense) above, any Indemnitee will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnitee’s own expense unless (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (ii) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 13.3.2 (Control of Defense) (in which case the Indemnified Party will control the defense).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

13.3.4            Settlement.  With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in any manner, and as to which the Indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, will deem appropriate, and will transfer to the Indemnified Party all amounts which said Indemnified Party will be liable to pay prior to the time prior to the entry of judgment.  With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 13.3.2 (Control of Defense), the Indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will be at the Indemnified Party’s sole and absolute discretion).  The Indemnifying Party will not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of the Indemnifying Party.  Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnitee will admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the prior written consent of the Indemnifying Party.

13.3.5            Cooperation.  The Indemnified Party will, and will cause each other Indemnitee to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection with the defense or prosecution of any Third Party Claim.  Such cooperation will include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the Indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.

13.4       Expenses.  Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim will be reimbursed on a Calendar Quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

13.5       Insurance.  Each Party will have and maintain such types and amounts of liability insurance as is normal and customary in the industry generally for parties similarly situated, and will upon request provide the other Party with a copy of its policies of insurance in that regard, along with any amendments and revisions thereto.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

14.                LIMITATION OF LIABILITY

IN NO EVENT WILL EITHER PARTY BE LIABLE FOR LOST PROFITS, LOSS OF DATA, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND ARISING IN ANY WAY OUT OF THIS AGREEMENT.  THE FOREGOING LIMITATIONS WILL NOT APPLY TO AN AWARD OF ENHANCED DAMAGES AVAILABLE UNDER THE PATENT LAWS FOR WILLFUL PATENT INFRINGEMENT AND WILL NOT LIMIT EITHER PARTY’S LIABILITY TO THE OTHER PARTY UNDER SECTIONS 7.5 (RESTRICTIVE COVENANT), 10.3 (POZEN NON-COMPETE), 11 (CONFIDENTIALITY), AND 13 (INDEMNIFICATION AND INSURANCE) OF THIS AGREEMENT.

15.                MISCELLANEOUS

15.1      Assignment.

15.1.1            Without the prior written consent of the other Party hereto (which may be granted at the other Party’s discretion), neither Party will sell, transfer, assign, delegate, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that either Party hereto may assign or transfer this Agreement or any of its rights or obligations hereunder without the consent of the other Party (a) to any Affiliate of such Party; or (b) in connection with the transfer or sale of all or substantially all of the business of such party to which this Agreement relates to a Third Party, whether by merger, sale of stock, sale of assets or otherwise.  The assigning Party (except if it is not the surviving entity) will remain jointly and severally liable with the relevant Affiliate or Third Party assignee under this Agreement, and the relevant Affiliate assignee, Third Party assignee or surviving entity will assume in writing all of the assigning Party’s obligations under this Agreement.  Any purported assignment or transfer in violation of this Section 15.1 (Assignment) will be void ab initio and of no force or effect.

15.1.2            In the event that POZEN desires to sell all or a part of its rights to receive payments under this Agreement, then upon POZEN’s written request, Licensee shall enter into a consent in substantially the form of the Consent Agreement attached hereto as Schedule 15.1.2 with respect to such transaction.

15.2      Termination of Certain Rights Upon POZEN Change of Corporate Control.  POZEN shall promptly notify Licensee in writing following consummation of a Change of Corporate Control of POZEN.  Notwithstanding anything else in this Agreement to the contrary, in the event of a Change of Corporate Control of POZEN, then Licensee will have the right, exercisable by written notice to POZEN or its successor in interest given within *** (***) days after Licensee receives written notice from POZEN of the completion of such Change of Corporate Control: (a) to terminate *** established pursuant to this Agreement; and (b) to terminate its obligation to make *** POZEN pursuant to this Agreement other than r*** and as reasonably required to ***, except in the event of subsequent termination of this Agreement by Licensee pursuant to Section 12.5 (Termination at Will) and election by Licensee of the option specified in Section 12.6.4(a)(ii) (Effect of Termination at Will); subject, in each case, to Licensee’s continued compliance with all applicable provisions of this Agreement (including, without limitation, Articles 8, 9 and 11).  POZEN shall cooperate in providing to Licensee all information, assistance, assignments and other support reasonably requested to assist Licensee in assuming such control.  For purposes of clarification, all Confidential Information of Licensee in POZEN’s or its successor’s possession following Licensee’s exercise of its rights under this Section 15.2 shall continue to be subject to all applicable provisions of this Agreement (including, without limitation, Articles 7 and 11).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

15.3     Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties herein.  To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision prohibited or unenforceable in any respect.

15.4       Governing Law; Dispute Resolution.

15.4.1            This Agreement, and any disputes between the Parties related to or arising out of this Agreement, including the Parties’ relationship created hereby, the negotiations for and entry into this Agreement, its conclusion, binding effect, amendment, coverage, termination, or the performance or alleged non-performance of a Party of its obligations under this Agreement (each a “Dispute”), will be governed by the laws of the State of New York without reference to any choice of law principles thereof that would cause the application of the laws of a different jurisdiction.

15.4.2            In the event of any Dispute, a Party may notify the other Party in writing of such Dispute, and the Parties will try to settle such Dispute amicably between themselves.  If the Parties are unable to resolve the Dispute within *** Business Days of receipt of the written notice by the other Party, such Dispute will be referred to the Chief Executive Officers of each of the Parties (or their respective designees) who will use their good faith efforts to resolve the Dispute within *** Business Days after it was referred to the Chief Executive Officers.

15.4.3            Any Dispute that is not resolved as provided in Section 15.4.2, whether before or after termination of this Agreement, will be resolved by litigation in the courts of competent jurisdiction located in New York, New York.  Each Party hereby agrees to the exclusive jurisdiction of such courts and waives any objections as to the personal jurisdiction or venue of such courts.

15.4.4            Notwithstanding the foregoing, nothing in this Section 15.4 (Governing Law; Dispute Resolution) will limit either Party’s right to seek immediate temporary injunctive or other temporary equitable relief whenever the facts or circumstances would permit a Party to seek such relief in a court of competent jurisdiction.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

15.5        Notices.  All notices or other communications that are required or permitted hereunder will be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery or overnight courier as provided herein), or sent by internationally-recognized overnight courier addressed as follows:

If to POZEN, to:

POZEN Inc. 1414 Raleigh Road, Suite 400 Chapel Hill, NC 27517 USA Attention: President and CEO Facsimile: (919) 913-1039

With a copy to:
DLA Piper LLP (US) 51 John F. Kennedy Parkway, Suite 120 Short Hills, New Jersey 07078 USA Attention: Andrew P. Gilbert Facsimile: (973) 520-2575

If to Licensee, to:

AstraZeneca AB SE-431 83 Mölndal Sweden Attention: Manager Legal Department Mölndal Facsimile: +46 31 776 38 71

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith.  Any such communication will be deemed to have been given (i) when delivered, if personally delivered or sent by facsimile on a Business Day, and (ii) on the second Business Day after dispatch, if sent by nationally-recognized overnight courier.  It is understood and agreed that this Section 15.5 (Governing Law; Dispute Resolution) is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.

15.6      Entire Agreement; Modifications.  This Agreement including the Exhibits attached hereto, each of which is hereby incorporated and made part of in this Agreement by reference, together with that certain side letter between POZEN and AstraZeneca AB, dated September 16, 2013, and the Three-Party Agreement, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, promises and representations, whether written or oral, with respect thereto.  Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth herein.  No amendment or modification of this Agreement will be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.  Subject to Section 11.1 (Confidentiality) hereof, the Parties hereby confirm that the Confidentiality Agreement by and between the Parties, dated as of June 15, 2006 is hereby terminated.

15.7      Relationship of the Parties.  It is expressly agreed that the Parties’ relationship under this Agreement is strictly one of licensor-licensee, and that this Agreement does not create or constitute a partnership, joint venture, or agency.  Neither Party will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding (or purport to be binding) on the other.

15.8      Waiver.  Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.  The waiver by either Party hereto of any right hereunder or of claims based on the failure to perform or a breach by the other Party will not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

15.9     Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

15.10    No Benefit to Third Parties.  The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they will not be construed as conferring any rights on any Third Party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

15.11    Further Assurance.  Each Party will duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

15.12    No Drafting Party.  This Agreement has been submitted to the scrutiny of, and has been negotiated by, both Parties and their counsel, and will be given a fair and reasonable interpretation in accordance with its terms, without consideration or weight being given to any such terms having been drafted by any Party or its counsel.  No rule of strict construction will be applied against either Party.

15.13    Construction.  Except where the context otherwise requires, wherever used, the use of any gender will be applicable to all genders and the word “or” is used in the inclusive sense (and/or).  The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The term “including” as used herein means including, without limiting the generality of any description preceding such term.  Unless the context indicates otherwise, the singular will include the plural and the plural will include the singular.  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document refer to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any laws refer to such laws as from time to time enacted, repealed or amended, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to Sections and Exhibits, unless otherwise specifically provided, refer to the Sections and Exhibits of this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

15.14      Amendment and Restatement.  This Agreement, together with the U.S. Agreement, constitutes an amendment and restatement of the Original Agreement effective from and after the Amended and Restated Effective Date.  All rights or obligations owing under the Original Agreement, or based on facts or events occurring or existing prior to the Amended and Restated Effective Date, shall be governed by the Original Agreement.  As of the Amended and Restated Effective Date, the Original Agreement is hereby amended, supplemented, modified and restated in its entirety as described herein and in the U.S. Agreement.  For clarity, in no event shall this Section 15.14 or any other provision in this Agreement be deemed to limit or otherwise affect the agreements made by AstraZeneca AB, Horizon and POZEN in the Three-Party Agreement or that certain side letter agreement between POZEN and AstraZeneca AB dated September 16, 2013 with respect to each party’s respective liability in connection with the Original Agreement, this Agreement or the U.S. Agreement.

[Remainder of page intentionally left blank.  Signature page follows.]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the Parties have executed this Amended and Restated Collaboration and License Agreement for outside the United States by their respective authorized representatives as of the date first written above.

POZEN INC.

By: /s/ John R. Plachetka
Name: John R. Plachetka
Title: Chairman, President & CEO

ASTRAZENECA AB (publ)

By: /s/ Jan-Olof Jacke
Name: Jan-Olof Jacke
Title: President

[Signature Page to Pozen ROW Agreement]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedule 1.46

Licensed Patents

SERIAL NUMBER/ FILING DATE	PUBLICATION NUMBER/ DATE	TITLE	TERRITORY
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedule 4.1.2

IMS MAT Data

***markets	MAT Q4/05
(***) Combined	Sales USD
Thousands
Total	***
US TOTAL	***
JAPAN COMBINED	***
FRANCE COMBINED	***
TURKEY RETAIL	***
ITALY COMBINED	***
U.K. COMBINED	***
MEXICO RETAIL	***
BRAZIL RETAIL	***
GERMANY COMBINED	***
CANADA COMBINED	***
SPAIN COMBINED	***
KOREA COMBINED	***
PORTUGAL RETAIL	***
INDIA RETAIL	***
VENEZUELA RETAIL	***
POLAND COMBINED	***
AUSTRALIA COMBINED	***
GREECE RETAIL	***
ARGENTINA RETAIL	***
NETHERLANDS COMBINED	***
Total Others	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedule 8.2.1

Segregated Royalty Example

For Products sold in the Territory:  In ***, AstraZeneca has Net Sales for *** *** in country Y in the amounts of *** for the first Product and *** for the ***.  In *** in all other countries of the Territory the total Net Sales of Products are $***, and Net Sales do not occur in any other country for more than ***.  The calculation of the Segregated Royalty Amount would be:

***	***	***	***	***	***	***
***	***	***	***	***	***	***
				***	***	***
				***		***

The calculation of the Remaining Royalty Amount would be:

***	***	***	***	***
***	***	***	***	***

The total royalty payable for all Net Sales in the Territory would be $***.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedule 8.2.3

Market Reduction Example

For Products sold in the Territory:  Assume that in the calendar year *** the total Net Sales of Products are $***.  In that example the following royalties would be payable prior to application of any Market Reduction:

***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Assume that in country X during the first *** a Competing Product had commenced sales in country X, and in the first Calendar Quarter of *** achieved the criteria to trigger a Market Reduction under Section 8.2.3 (Rate Step Down for Competing Product Entrants).  Assume that Net Sales of Products in country X were $***.

***

***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***		***		***

The Market Reduction in country X would result in a reduction to royalties payable of an amount equal to $***).  Therefore the total royalty payable for Product Net Sales would be $***.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedule 15.1.2

***